                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                       CASTLE & COOKE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                              CASTLE & COOKE, INC.
                            10900 WILSHIRE BOULEVARD
                             LOS ANGELES, CA 90024

                            ------------------------

                                                                  March 31, 1999

To the Stockholders of Castle & Cooke, Inc.:

    You are cordially invited to attend the Annual Meeting of Stockholders of Castle & Cooke, Inc. (the "Company") which will be held at the Hyatt Westlake Plaza, 880 South Westlake Blvd., Westlake Village, California at 10:00 a.m. on May 12, 1999.

    This booklet includes the Notice of Annual Meeting and the Proxy Statement, which contain information about the formal business to be acted on at the meeting by the stockholders. The meeting will also feature a report on the operations of your Company, followed by a question and discussion period.

    As you will see from the Proxy Statement, in addition to being asked to vote on the nominees for the Board of Directors and to approve the selection of Arthur Andersen LLP as the Company's independent accountants and auditors for the 1999 fiscal year, the Board of Directors is requesting that you approve the Company's Amended and Restated 1995 Stock Option and Award Plan. The Board of Directors believes the Plan, as amended, is in the best interests of the Company and its stockholders, and recommends that you vote "yes" for its approval.

    We hope that you will be able to attend the meeting. However, whether or not you plan to attend in person, your vote is important, so please complete, sign, date and return the enclosed proxy card(s) promptly. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

    Thank you for your continued interest in Castle & Cooke, Inc.

                                          Sincerely yours,

                                                          [SIG]

                                          David H. Murdock
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                              CASTLE & COOKE, INC.
                            10900 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90024

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 12, 1999

                            ------------------------

    The Annual Meeting of Stockholders of CASTLE & COOKE, INC. (the "Company") will be held at the Hyatt Westlake Plaza, 880 South Westlake Blvd., Westlake Village, California, at 10:00 a.m. on May 12, 1999 for the following purposes:

    (1) To elect eight (8) directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified;

    (2) To approve the Company's Amended and Restated 1995 Stock Option and Award Plan, which includes an increase in the number of shares available under the Plan by 1,000,000 shares and certain other amendments to the Plan;

    (3) To approve Arthur Andersen LLP as the Company's independent public accountants and auditors for the 1999 fiscal year; and

    (4) To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed March 10, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                                         [SIG]

                                          Roberta Wieman
                                          CORPORATE SECRETARY

March 31, 1999

IMPORTANT: IF YOU CANNOT BE PRESENT AND DESIRE TO HAVE YOUR STOCK VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS SOON AS POSSIBLE AND RETURN IT (THEM) IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                              CASTLE & COOKE, INC.
                            10900 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90024

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished to stockholders by the Board of Directors of Castle & Cooke, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Westlake Plaza, 880 South Westlake Blvd., Westlake Village, California at 10:00 a.m. on May 12, 1999, and at any adjournments thereof. The Company's principal executive offices are located at 10900 Wilshire Boulevard, Los Angeles, California, and its telephone number is (310) 208-3636.

    This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) are being first mailed to stockholders on or about March 31, 1999. The Company's 1998 Annual Report is being mailed to stockholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies by the Company is to be made.

GENERAL INFORMATION, VOTING RIGHTS AND PROCEDURES

    The Board of Directors has fixed March 10, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, 17,025,020 shares of Common Stock of the Company ("Common Stock") were outstanding and entitled to vote at the Annual Meeting. The Common Stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting.

    Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. A STOCKHOLDER WHO DOES NOT PLAN TO ATTEND THE MEETING MUST SIGN AND RETURN EACH OF THE PROXY CARDS RECEIVED TO ENSURE THAT ALL OF THE SHARES OWNED BY SUCH STOCKHOLDER ARE REPRESENTED AT THE ANNUAL MEETING. Each proxy card that is properly signed and returned to the Company and not revoked will be voted in accordance with the instructions on the card.

    Any stockholder who gives a proxy has the power to revoke it at any time before it is exercised by delivery, either in person or by mail, of a written notice of revocation to the Corporate Secretary of the Company, by your submission of a properly signed, later-dated proxy, or by your vote in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

    Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote FOR the election of the Board of Directors' nominees, FOR the approval of the Company's Amended and Restated 1995 Stock Option and Award Plan, FOR the approval of Arthur Andersen LLP as the Company's independent public accountants and auditors for the 1999 fiscal year, and in the proxy holders' discretion with regard to any other matters (of which the Company is not now aware) that may be properly presented at the meeting or any adjournments thereof, and all matters incident to the conduct of the meeting.

    The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote at the meeting will be required with respect to the election of directors and the approval of Arthur Andersen LLP as the Company's independent public accountants and auditors. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required with respect to the approval of the Amended and Restated 1995 Stock Option and Award Plan.

    Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors of election for the meeting. Abstentions are counted as shares present at the meeting for purposes of a quorum and have the effect of votes cast against any matter as to which they are specified. "Broker nonvotes" mean shares that are not voted on a particular matter by a broker because the broker indicates that it has no authority to vote on the matter without instructions. Broker nonvotes on a proposal will be treated as present for purposes of a quorum and will have the effect of a vote against Proposals 2 and 3, and will have the effect of withholding authority for the election of directors in Proposal 1.

    Any unmarked proxies, including those submitted by brokers or nominees, will be voted IN FAVOR of the proposals and nominees of the Board of Directors, as indicated on the proxy card, except as described above for broker nonvotes.

    Each share of Common Stock entitles its holder to one vote on each matter to be voted on at the Annual Meeting. Under the Company's Articles of Incorporation, stockholders are not entitled to cumulate their votes in the election of directors.

    The Company's Bylaws provide that nominations of candidates for election to the Company's Board of Directors may only be made by the Board or by a stockholder entitled to vote at the meeting of the stockholders called for the election of directors (the "Election Meeting"). Any such stockholder who intends to nominate a candidate for election to the Board must deliver a notice to the Corporate Secretary of the Company not less than 30 days prior to the date of the Election Meeting setting forth

    - the name, age, business address and residence address of each such intended nominee;

    - the principal occupation or employment of each such intended nominee;

    - the number of shares of capital stock of the Company beneficially owned by each such intended nominee; and

    - such other information concerning each such intended nominee as would be required to be included, under the rules of the Securities and Exchange Commission (the "SEC"), in a proxy statement soliciting proxies for the election of such nominee.

    To be timely, any nomination with respect to the upcoming Annual Meeting must be delivered to the Corporate Secretary, Castle & Cooke, Inc., 10900 Wilshire Boulevard, Los Angeles, California 90024, no later than April 12, 1999. Any notice with respect to any subsequent Election Meeting must be delivered to the Corporate Secretary not less than 30 days prior to the date of that Election Meeting. The Company's Bylaws provide that if the Chairman of an Election Meeting determines that a nomination was not made in accordance with the procedures set forth in such Bylaws, the nomination shall be void.

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS

    The following table sets forth, to the best knowledge of the Company, information as to each person who beneficially owned more than 5% of the Company Common Stock as of March 10, 1999 unless otherwise noted.

                                                             AMOUNT AND NATURE OF
                                                                  BENEFICIAL           PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNERSHIP(1)        OF CLASS(2)
----------------------------------------------------------  ----------------------  -------------
David H. Murdock .........................................          4,601,993(3)           26.9%
  10900 Wilshire Boulevard
  Los Angeles, CA 90024

Franklin Resources, Inc. .................................          1,782,400(4)           10.5%
  777 Mariners Island Boulevard
  San Mateo, CA 94404

Tweedy, Browne Company LLC ...............................          1,318,754(5)            7.7%
  52 Vanderbuilt Avenue
  New York, NY 10017

Ingalls & Snyder, LLC ....................................          1,217,906(6)            7.2%
  61 Broadway
  New York, NY 10006

Dimensional Fund Advisors, Inc. ..........................            996,033(7)            5.9%
  1299 Ocean Avenue
  Santa Monica, CA 90401

------------------------

(1) Unless otherwise indicated in these notes, each person has sole voting and dispositive power with respect to the shares shown.

(2) The percentages set forth above are calculated on the basis of 17,025,020 shares of Common Stock outstanding on March 10, 1999, plus in the case of Mr. Murdock, stock options granted to him under the Company's 1995 Stock Option and Award Plan (the "1995 Plan") to purchase 73,667 shares, which number includes all such options that are exercisable within 60 days following February 28, 1999.

(3) Mr. Murdock has both voting and dispositive power over all of these shares except for 26,956 of these shares which are beneficially owned by or for his sons and over which Mr. Murdock has neither voting nor dispositive power.

(4) Based on a report on Schedule 13G/A filed as of January 27, 1999, by Franklin Resources, Inc. ("Franklin") these shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of Franklin, and the applicable advisory contracts grant to the Adviser Subsidiaries all investment and/or voting power over such shares.

(5) Based on a report filed on Schedule 13D dated January 8, 1999, filed on behalf of Tweedy, Brown Company LLC ("TBC"), TBK Partners, L.P. ("TBK") and Vanderbilt Partners, L.P. ("Vanderbilt"), TBC was the beneficial owner of 1,196,454 shares ("TBC Shares"), TBK was the beneficial owner of 107,300 shares ("TBK Shares") and Vanderbilt was the owner of 15,000 shares ("Vanderbilt shares"). TBC reported having shared dispositive power over all of the TBC Shares, and that such shares are held in the accounts of various customers of TBC, with respect to which accounts TBC had investment discretion, and with respect to some of which TBC had sole or shared voting power. TBC reported having sole voting power over 1,114,174 shares held in certain TBC accounts, and that certain members of TBC may be deemed to have sole voting power as to certain shares as more fully set forth in the
    Schedule 13D. TBK reported having sole voting and sole dispositive power over the TBK Shares, and Vanderbilt reported having sole voting and sole dispositive power over the Vanderbilt Shares. Each of TBC, TBK and Vanderbilt disclaimed beneficial ownership of the shares held by the other. The aggregate number of shares with respect to which TBC, TBK and Vanderbilt could be deemed to be the beneficial owners of as of the date of the report is 1,318,754 shares.

(6) Based on a report on Schedule 13G/A filed as of February 9, 1999, Ingalls & Snyder LLC had sole voting and dispositive power over 47,000 of these shares and shared dispositive power over 1,170,906 of these shares.

(7) Based on a report on Schedule 13G filed as of February 11, 1999, Dimensional Fund Advisors, Inc. ("DFA") reported sole voting and sole dispositive power over these shares. DFA reported that it was an investment advisor that furnished investment advice to four investment companies, and served as investment manager to certain other investment vehicles, including commingled group trusts (these investment companies and investment vehicles being "Portfolios"). All reported securities were owned by the Portfolios, and DFA disclaimed beneficial ownership of them.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

GENERAL

    The Board of Directors is currently comprised of eight (8) members. The Board of Directors nominated the eight (8) incumbents named below for election to the Board of Directors at the Annual Meeting until the next annual meeting of stockholders and until their successors are duly elected and qualified.

    Current members of the Board will continue to serve until the election and qualification of directors at the Annual Meeting.

    Unless authority to do so is withheld, the persons named as proxies (or their substitutes) will vote the shares represented thereby FOR the election of ALL the director nominees named below. If any nominee becomes unavailable or is unable to serve as a director, which is not anticipated, the persons named as proxies (or their substitutes) shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

NOMINEES

    The following brief statements contain biographical information concerning each nominee for election as a director, including information concerning his or her principal occupation for at least the past five years, as of February 28, 1999. Messrs. Carson, Cook, Hogan and Trailor are unaffiliated with the Company and its subsidiaries. Each nominee's age is given as of March 31, 1999.

                                    YEAR ELECTED                     PRINCIPAL OCCUPATION, POSITIONS WITH THE COMPANY
NAME                                AS A DIRECTOR       AGE               AND SUBSIDIARIES AND OTHER INFORMATION
---------------------------------  ---------------      ---      ---------------------------------------------------------
David H. Murdock.................          1995             75   Chairman of the Board, Chief Executive Officer and
                                                                 Director of the Company since October 1995, and of Dole
                                                                 Food Company, Inc. (the Company's former parent) ("Dole")
                                                                 since July 1985. Chairman of the Board, Chief Executive
                                                                 Officer and Director of Castle & Cooke Homes, Inc.
                                                                 (formerly a publicly-traded company that was 82% owned by
                                                                 Dole) from September 1992 until January 1995. Since June
                                                                 1982, Chairman of the Board and Chief Executive Officer
                                                                 of Flexi-Van Leasing, Inc., a Delaware corporation
                                                                 wholly-owned by Mr. Murdock. Sole owner and developer of
                                                                 the Sherwood Country Club in Ventura County, California,
                                                                 and numerous other real estate developments; also sole
                                                                 stockholder of numerous corporations engaged in a variety
                                                                 of business ventures, including the manufacture of
                                                                 textile-related products, and industrial and building
                                                                 products.

                                    YEAR ELECTED                     PRINCIPAL OCCUPATION, POSITIONS WITH THE COMPANY
NAME                                AS A DIRECTOR       AGE               AND SUBSIDIARIES AND OTHER INFORMATION
---------------------------------  ---------------      ---      ---------------------------------------------------------
Patrick J. Birmingham............          1999             61   Senior Vice President of the Company since February 1998.
                                                                 President and Chief Operating Officer of Lana'i Company,
                                                                 Inc. (a subsidiary of the Company conducting the resorts
                                                                 business on Lana'i) since February 1998. Mr. Birmingham
                                                                 retired from ITT Sheraton Corporation in October 1995.
                                                                 Senior Vice President and Director of International
                                                                 Development, ITT Sheraton Corporation, 1995; and Senior
                                                                 Vice President and President of Europe, Africa and Middle
                                                                 East Division, ITT Sheraton Corporation, 1993 to 1994.
                                                                 Mr. Birmingham is also a member of the Board of Directors
                                                                 of Pleasant Travel Service and the Hogan Family Trust,
                                                                 Inc.

Wallace S. Miyahira..............          1996             66   President--Hawaii Residential and Commercial Operations
                                                                 of the Company and a Director since December 1996. Senior
                                                                 Vice President of the Company from October 1995 to
                                                                 December 1996. Senior Vice President of Castle & Cooke
                                                                 Homes, Inc. from June 1993 to January 1995. Senior Vice
                                                                 President of Castle & Cooke Properties, Inc. (a
                                                                 subsidiary of the Company conducting real estate business
                                                                 in Hawaii) from 1983 to December 1996, and President
                                                                 since December 1996. President of Castle & Cooke Homes
                                                                 Hawaii, Inc. (a subsidiary of the Company conducting the
                                                                 residential real estate business in Hawaii) from 1984 to
                                                                 March 1995 and from December 1995 to present. Mr.
                                                                 Miyahira plans to retire as an employee and officer of
                                                                 the Company at or around the end of June, 1999, following
                                                                 which his intention is to continue to serve as a Director
                                                                 of the Company.

Lynne Scott Safrit...............          1995             40   President--North American Commercial Operations of the
                                                                 Company since October 1995 and Director since December
                                                                 1995. President of Mega Management Company, Inc. since
                                                                 December 1993, and President of Atlantic American
                                                                 Properties, Inc. since August 1989, both of which are
                                                                 real estate management companies wholly-owned, directly
                                                                 or indirectly, by Mr. David H. Murdock. Ms. Scott Safrit
                                                                 is also a member of the Board of Directors of Bank of the
                                                                 Carolinas.

                                    YEAR ELECTED                     PRINCIPAL OCCUPATION, POSITIONS WITH THE COMPANY
NAME                                AS A DIRECTOR       AGE               AND SUBSIDIARIES AND OTHER INFORMATION
---------------------------------  ---------------      ---      ---------------------------------------------------------
Edward M. Carson.................          1996             69   Retired Chairman of the Board and Chief Executive Officer
                                                                 of First Interstate Bancorp. Chairman of the Board and
                                                                 Chief Executive Officer of First Interstate Bancorp from
                                                                 June 1990 until May 1995. Mr. Carson, who has been a
                                                                 Director of the Company since 1996, is also a member of
                                                                 the Board of Directors of Wells Fargo Bank, Terra
                                                                 Industries, Inc., Aztar Corporation and Schuff Steel
                                                                 Company.

Lodwrick M. Cook.................          1996             70   Co-Chairman of Global Grossing Ltd., an undersea fiber
                                                                 optic cable company, since January 1998; Vice Chairman
                                                                 and Managing Director, Pacific Capital Group, Inc., an
                                                                 investment company, since September 1997; Chairman
                                                                 Emeritus of ARCO, and Chairman and Chief Executive
                                                                 Officer of ARCO from January 1986, retiring as CEO in
                                                                 June 1994 and as Chairman in June 1995. Mr. Cook, who has
                                                                 been a Director of the Company since 1996, is also a
                                                                 member of the Board of Directors of Ocean Energy, Inc.
                                                                 and Litex, Inc. of which he is also Chairman. He is a
                                                                 member of the Advisory Committee of Aurora Capital
                                                                 Partners.

Edward J. Hogan..................          1996             71   Chairman of the Board and Chief Executive Officer of
                                                                 Pleasant Travel Service and other companies engaged in
                                                                 the travel industry. Mr. Hogan also served on the Board
                                                                 of Directors of Castle & Cooke Homes, Inc. from April
                                                                 1993 until January 1995. Mr. Hogan, who has been a
                                                                 Director of the Company since 1996, is also a member of
                                                                 the Board of Directors of Dollar Thrifty Automotive
                                                                 Group, Inc., Loyola Marymount University and the Academy
                                                                 of Travel and Tourism. He also serves as Chairman of the
                                                                 Hogan Family Trust, Inc.

Dell Trailor.....................          1996             72   President and owner of Dell Trailor Construction Company,
                                                                 Phoenix, Arizona, a real estate development company. Mr.
                                                                 Trailor, who has been a Director of the Company since
                                                                 1996, also served on the Board of Directors of Castle &
                                                                 Cooke Homes, Inc. from April 1993 until January 1995.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                    OF EACH OF THE NOMINEES DESCRIBED ABOVE.

COMMITTEES OF THE BOARD OF DIRECTORS

    There are three standing committees of the Board of Directors of the
Company: the Executive Committee; the Audit Committee; and the Corporate Compensation and Benefits Committee. The Board does not have a nominating committee.

    The primary purposes of the Executive Committee are (1) to exercise, during intervals between meetings of the Board and subject to certain limitations, all of the powers of the full Board; (2) to monitor and advise the Board on strategic business and financial planning matters for the Company; and (3) to deal with matters relating to the directors of the Company. The present members of the Executive Committee are Mr. David Murdock, Mr. Lodwrick Cook and Mr. Edward Carson. The Executive Committee did not meet during the 1998 fiscal year.

    The Audit Committee is comprised entirely of directors who are not current or former officers or employees of the Company. It is responsible for monitoring and reviewing accounting methods adopted by the Company, internal accounting procedures and controls and audit plans. The Audit Committee receives directly the reports of the Company's independent public accountants and the internal audit staff. It meets periodically with both the independent public accountants and internal auditors to review audit results and the adequacy of the Company's system of internal controls. The Audit Committee also recommends to the Board the selection of the Company's independent public accountants and auditors. The present members of the Audit Committee are Mr. Edward Carson, Mr. Edward Hogan and Mr. Dell Trailor. The Audit Committee held four meetings during the 1998 fiscal year.

    The Corporate Compensation and Benefits Committee (the "Compensation Committee") is comprised entirely of directors who are not current or former officers or employees of the Company. Its objective is to assure that the officers and key management personnel of the Company are effectively compensated with salaries, supplemental compensation and benefits that are equitable and competitive. In addition, the Compensation Committee serves as the "named fiduciary" (as defined in the Employee Retirement Income Security Act of 1974, as amended) of certain employee pension and welfare benefit plans with responsibility for the adoption, operation, administration and amendment of such plans, and serves as the administrator of the Company's discretionary stock award plans. The present members of the Compensation Committee are Mr. Lodwrick Cook, Mr. Edward Hogan and Mr. Dell Trailor. The Compensation Committee held four meetings during the 1998 fiscal year.

MEETINGS OF THE BOARD OF DIRECTORS

    During the 1998 fiscal year there were six regularly scheduled meetings of the Board of Directors. Each of the incumbent directors, during each such person's incumbency, attended at least 75% of the aggregate number of Board meetings and meetings of committees on which they serve.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company ("Non-Employee Directors") are compensated for their services according to a standard arrangement authorized by the Board of Directors. Non-Employee Directors receive an annual retainer fee of $10,000 payable quarterly in cash and $10,000 in share credits under the Company's Deferred Stock Compensation Plan for Non-Employee Directors (the "DSC Plan"), a deferred compensation, stock-indexed plan payable solely in shares of the Company's Common Stock as described below. Additional cash fees of $1,000 are paid to each Non-Employee Director for each regularly scheduled meeting of the Board that he or she attends, and a fee of $500 is paid for each telephonic meeting of the Board in which the Non-Employee Director participates. In addition, Non-Employee Director members of the Company's committees are compensated at the rate of $1,000 for each committee meeting actually attended, and the Non-Employee Director chairperson of a committee receives an additional annual amount of $2,500. The reasonable expenses incurred by each Non-Employee Director in connection with his or her duties as a director and member of a committee, if applicable, are also reimbursed by the Company, including certain expenses incurred by Non-Employee Directors' spouses in accompanying Non-Employee Directors to one Board meeting each year. Board members who are officers or employees of the Company do not receive compensation for their services as directors.

    Under the DSC Plan, on June 1, 1998, each eligible director received, and will receive on June 1 of each subsequent year during the term of the Plan, share credits equal to the number of shares of Common Stock that $10,000 would then buy (based on an average pricing formula). The number of units credited on June 1, 1998 was 525.956. All share credits are fully vested when granted. Share credits constitute bookkeeping entries that will be settled and paid in an equivalent number of shares of Common Stock upon the director's termination of service on the Board. A director may irrevocably elect to receive the number of shares of Common Stock equal to his or her accrued share credits in a lump-sum or in equal annual installments over a period of up to five years after termination of service. However, notwithstanding installment elections, if a director dies or the director is disabled or a change in control occurs, his or her share credits will be paid in a lump-sum when the director's service ends. During the period that the director's interest is represented by share credits, a director will have no voting, dividend or other rights of a shareholder with respect to the shares to be issued in his or her name, but will be entitled to additional share credits representing dividend equivalents based on cash dividends and distributions (if any) on the underlying shares (converted to share credits based on the market value of shares on the applicable dividend or distribution payment dates). The number of share credits and shares subject to the DSC Plan are subject to appropriate adjustment in the event of a stock split, recapitalization, reorganization or similar events.

    For a description of a proposed consulting arrangement with a Company director, see "Certain Transactions--Transactions with Other Persons or Entities."

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to shares of the Company's Common Stock beneficially owned (or deemed to be beneficially owned) as of February 28, 1999, by the Company's directors, its Named Executive Officers (as defined under "Compensation of Executive Officers") and by all current directors and executive officers of the Company as a group.

                                                                      AMOUNT AND NATURE OF
NAME AND ADDRESS OF                                                        BENEFICIAL              PERCENT OF
BENEFICIAL OWNER(1)                                                       OWNERSHIP(2)        OUTSTANDING SHARES(3)
-------------------------------------------------------------------  ----------------------  -----------------------
David H. Murdock...................................................          4,601,933(4)(6)             26.9%
Edward M. Carson...................................................              2,500(5)               *
Lodwrick M. Cook...................................................              1,500(5)               *
Edward J. Hogan....................................................             10,000(5)               *
Dell Trailor.......................................................             27,000(5)               *
Patrick J. Birmingham..............................................              3,334(6)               *
Wallace S. Miyahira................................................             62,079(6)               *
Lynne Scott Safrit.................................................             28,167(6)               *
Bruce M. Freeman...................................................             32,001(6)               *
Edward C. Roohan...................................................             26,334(6)               *
All Directors and Executive Officers as a Group (13 persons,
  including those named above).....................................          4,836,501(6)                28.0%

------------------------

*   Represents less than 1% of the class of securities.

(1) The mailing address for each of the individuals listed is Castle & Cooke, Inc., 10900 Wilshire Boulevard, Los Angeles, California 90024.

(2) Unless otherwise indicated in these notes, each person has sole voting and dispositive power with respect to the shares shown. Some directors and executive officers may share the voting and dispositive power over their shares with their spouses as community property, joint tenants or tenants in common, and some of them may hold the shares through revocable living trusts of which they are trustees solely for their benefit during their lifetimes or through family trusts of which they are a trustee and under which they and immediate family members are beneficiaries and/or trustees.

(3) The percentages set forth above are calculated within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 on the basis of 17,025,020 shares of Common Stock outstanding on March 10, 1999, plus, where applicable, stock options granted under the Company's stock option plans that are exercisable within 60 days following February 28, 1999.

(4) Mr. Murdock customarily maintains revolving lines of credit in conjunction with his various business activities, under which borrowings and security vary from time to time, and pursuant to which he provides collateral owned by him, including his Company securities. His reported holdings include 4,501,310 shares of Common Stock held by Flexi-Van Leasing, Inc., a corporation wholly-owned by Mr. Murdock, and 26,956 shares of Common Stock held by or for the benefit of Mr. Murdock's sons (over which Mr. Murdock has neither voting nor dispositive control).

(5) In addition to these amounts, each of the individuals indicated has 1,764.461 stock units credited to his account pursuant to the DSC Plan. See "Compensation of Directors" above.

(6) Shares reported include shares subject to non-transferable, non-voting employee stock options. The individuals and group indicated beneficially own the following number of shares of Common Stock that may be purchased upon the exercise of employee stock options exercisable on February 28, 1999, or within 60 days thereafter: Mr. Murdock, 73,667; Mr. Miyahira, 60,279; Mr. Birmingham, 3,334; Ms. Safrit 27,667; Mr. Freeman, 27,001; Mr. Roohan, 19,334; and all directors and executive officers as a group, 249,822.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth, as to the Chief Executive Officer and the other four most highly-compensated executive officers of the Company (the "Named Executive Officers"), information concerning the compensation paid by the Company and certain related entities (including all subsidiaries) for services in all capacities rendered to or for the benefit of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM
                                                   ANNUAL COMPENSATION                          COMPENSATION
                                ----------------------------------------------------------  --------------------
                                                                                   OTHER    SECURITIES
                                                                                  ANNUAL    UNDERLYING ALL OTHER
NAME AND                                          SALARY             BONUS       COMPENSATION  OPTIONS COMPENSATION
PRINCIPAL POSITION                 YEAR             ($)             ($)(2)        ($)(3)     (#)(5)     ($)(6)
------------------------------  ----------     -------------     -------------   ---------  ---------  ---------
David H. Murdock(4) ..........        1998           437,690(1)        330,000(1)             30,000         0
  Chairman & CEO                      1997           421,152(1)        230,000(1)             31,000         0
                                      1996           400,010(1)        125,000(1)             43,000         0

Bruce M. Freeman .............        1998           250,000           247,500                20,000     4,800
  Senior Vice President               1997           250,000           122,300                11,000     4,750
                                      1996           250,000           110,000                13,000     4,500

Wallace S. Miyahira ..........        1998           325,000           150,000                25,000     4,800
  President--Hawaii                   1997           325,000            45,000                25,000     4,750
  Residential and Commercial          1996           226,576            48,800                20,000     4,500
  Operations

Patrick J. Birmingham ........        1998           196,172           150,000                10,000         0
  Senior Vice President

Edward C. Roohan .............        1998           158,846            87,500                25,000     4,800
  Vice President, Treasurer &         1997           125,000            40,000                 6,000     3,125
  Chief Financial Officer             1996           125,000            30,000                 7,000     4,500

------------------------

(1) Amounts reported do not include cash compensation paid to Mr. Murdock by Dole for these years.

(2) Bonus amounts shown reflect payments made in the subsequent year with respect to performance for the identified year.

(3) Does not include perquisites which do not exceed the lesser of $50,000 or 10% of the reported annual salary plus bonus for any year.

(4) Mr. Murdock is also the Chairman and Chief Executive Officer of Dole. Mr. Murdock also holds positions with certain business entities owned by him that are not controlled directly or indirectly by Dole or the Company. Such other entities pay compensation and provide fringe benefits to Mr. Murdock for his services to them. Mr. Murdock was paid for his services to the Company by the Company; in addition to his salary, he participated in bonus programs with other executive officers of the Company. See "Certain Transactions."

(5) Reported amounts include grants of options "at market" by the Company. In connection with the Distribution, certain adjustments were made to outstanding employee stock options (the "Dole Options") under Dole's 1982 Stock Option and Award Plan (the "1982 Dole Plan") and 1991 Stock Option and Award Plan (the "1991 Dole Plan"). Dole Options held by persons who were employees of the Company after the Distribution were exchanged in 1996 for options to purchase shares of the Company's Common Stock ("Converted Options"). Reported amounts for 1996 do not include Converted Options granted in connection with the Distribution and reported amounts for Mr. Murdock do not include unconverted Dole Options. The 55,595 Dole Options held by Mr. Murdock, the only Named Executive Officer option holder who remained an employee of Dole while also becoming an employee of the Company after the Distribution, were not exchanged for Converted Options. The conversion amounts for all other outstanding Dole Options that were held by employees of the Company were determined on January 5, 1996 by multiplying the original number of Dole Option shares by 2.3597 and the original exercise price of the Dole Options was divided by 2.3597. The conversion was made pursuant to the anti-dilution provisions of the 1982 Dole Plan and 1991 Dole Plan. The intent of the conversion exchange adjustment was to preserve and not to increase or decrease benefits under the outstanding option grants. The vesting provisions (with prior service to Dole counting for vesting purposes) and remaining duration of the Converted Options were unchanged by the conversion.

(6) The amounts shown in this column include contributions by the Company under the Company's tax deferred investment plans for the benefit of the individuals listed, but do not include payments made to Mr. Murdock under Dole's defined benefit pension plan. See "Pension Plans."

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                                                      INDIVIDUAL GRANTS
                                 --------------------------------------------------------------------------------------------
                                                                                                  POTENTIAL REALIZABLE
                                  NUMBER OF     PERCENT OF                                       VALUE AT ASSUMED ANNUAL
                                 SECURITIES    TOTAL OPTIONS                                         RATES OF STOCK
                                 UNDERLYING     GRANTED TO                                         PRICE APPRECIATION
                                   OPTIONS     EMPLOYEES IN     EXERCISE                           FOR OPTION TERMS(1)
                                   GRANTED      LAST FISCAL      OR BASE      EXPIRATION    ---------------------------------
NAME                               (2)(3)          YEAR        PRICE/($/SH)    DATE(4)         0%($)       5%($)     10%($)
-------------------------------  -----------  ---------------  -----------  --------------  -----------  ---------  ---------
David H. Murdock...............      30,000           13.7%     $  15.063   Feb. 4, 2008     $       0     284,068    719,851
Wallace S. Miyahira............      25,000           11.4%     $  15.063   Feb. 4, 2008     $       0     236,724    599,876
Edward C. Roohan...............      25,000           11.4%     $  15.063   Feb. 4, 2008     $       0     236,724    599,876
Bruce M. Freeman...............      20,000            9.2%     $  15.063   Feb. 4, 2008     $       0     189,379    479,901
Patrick J. Birmingham..........      10,000            4.6%     $  15.063   Feb. 4, 2008     $       0      84,689    239,951

------------------------

(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. As set forth in note 3 below, the option grants vest over a three year period. The reported amounts are based on the assumption that the named persons hold the options granted for their full ten-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately.

(2) Stock options were granted under the Company's 1995 Stock Option and Award Plan (the "1995 Plan"). Options under the 1995 Plan may result in payments following the resignation, retirement or other termination of employment with the Company or its subsidiaries or as a result of a change in control of the Company. Vested options under the 1995 Plan may be exercised within a period of twelve months following a termination by reason of total disability, death or retirement, and three months following a termination for other reasons. The 1995 Plan permits the Compensation Committee, which administers the 1995 Plan, to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or change in control, or permit the transfer of options to certain related persons or entities on a case-by-case basis. Under the 1995 Plan, if there is a change in control of the Company (as defined in the 1995 Plan), all options become immediately exercisable unless the Compensation Committee otherwise determines.

(3) These Options vest in three equal annual installments on the first, second and third anniversaries of the grant, which was made February 5, 1998.

(4) These Options were granted for a term of ten (10) years, subject to earlier termination in certain events such as termination of employment (see note 2 above). The Company's 1995 Plan contemplates customary adjustments if a recapitalization or reorganization event occurs.

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

    The following table and the notes thereto set forth for the Named Executive Officers, information with respect to options for the Company's Common Stock settled under the 1995 Plan during the 1998 fiscal year and the number and value of unexercised in-the-money options for the Company's Common Stock held as of the end of fiscal 1998. The Company has not granted any SARs.

                        AGGREGATED OPTION EXERCISES AND
                FISCAL YEAR-END OPTION VALUE (1998 FISCAL YEAR)

                                                                               NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                           SHARES                              UNDERLYING OPTIONS AT   IN-THE-MONEY OPTIONS AT
                                         ACQUIRED ON                                 FY-END(#)                FY-END($)
                                          EXERCISE         VALUE REALIZED     EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
NAME                                         (#)                 ($)                  (#)(1)                   ($)(2)
------------------------------------  -----------------  -------------------  -----------------------  -----------------------
David H. Murdock....................              0                   0             39,001/64,999            68,048/34,041
Wallace S. Miyahira.................              0                   0             36,946/48,332            15,834/15,832
Patrick J. Birmingham...............              0                   0                  0/10,000                 0/0
Bruce M. Freeman....................              0                   0             12,334/31,666            20,584/10,291
Edward C. Roohan....................              0                   0              6,667/31,333            11,084/5,541

------------------------

(1) As discussed in note 5 to the Summary Compensation Table, some of these stock options, called the Converted Options, replace options originally granted under the 1982 Dole Plan and the 1991 Dole Plan. Under the 1995 Plan, each of these options has a term of ten years from the applicable grant date of the option under the applicable Dole Plan, subject to earlier termination in certain events related to termination of employment described below. These options may result in payments following the resignation, retirement or other termination of employment with the Company or its subsidiaries or as a result of a change in control, recapitalization or reorganization of the Company. Vested options under the 1995 Plan may be exercised within a period of twelve months following a termination by reason of total disability, death or retirement, and three months following a termination for other reasons. Options replacing 1982 Dole Plan options may continue to be exercised following an employee optionee's death for the remainder of their term. The 1995 Plan permits the Compensation Committee, which administers the Plan, to accelerate, extend and otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment or a change in control. Under the 1995 Plan, if there is a change in control of the Company, all options become immediately exercisable unless the Compensation Committee otherwise determines.

(2) This amount represents solely the difference between the market value on the last trading day of the 1998 fiscal year of those unexercised options which had an exercise price below such market price (i.e., "in-the-money options") and the respective exercise prices of such options. No assumptions or representations regarding the "value" of such options are made or intended.

                                 PENSION PLANS

    The Company maintains a non-contributory pension plan which provides benefits, following retirement at age 65 or older with one or more years of credited service (or age 55 with five or more years of credited service), to certain salaried, non-union employees of the Company, including executive officers of the Company. This plan provides a monthly pension to supplement personal savings and Social Security benefits. The following table shows as of January 1, 1999, the estimated annual benefits payable under the pension plan in which the Named Executive Officers participated in 1998.

PENSION PLAN TABLE

                                                                     YEARS OF SERVICE
                                          ----------------------------------------------------------------------
REMUNERATION                                  10          15          20          25          30          35
----------------------------------------  ----------  ----------  ----------  ----------  ----------  ----------
$200,000................................  $   22,000  $   33,000  $   47,300  $   61,600  $   75,900  $   90,200
$300,000................................  $   33,000  $   49,500  $   70,950  $   92,400  $  113,850  $  135,300
$400,000................................  $   44,000  $   66,000  $   94,600  $  123,200  $  151,800  $  180,400
$500,000................................  $   55,000  $   82,500  $  118,250  $  154,000  $  189,750  $  225,500
$600,000................................  $   66,000  $   99,000  $  141,900  $  184,800  $  227,700  $  270,600
$700,000................................  $   77,000  $  115,500  $  165,550  $  215,600  $  265,650  $  315,700
$800,000................................  $   88,000  $  132,000  $  189,200  $  246,400  $  303,600  $  360,800
$900,000................................  $   99,000  $  148,500  $  212,850  $  277,200  $  341,550  $  405,900
$1,000,000..............................  $  110,000  $  165,000  $  236,500  $  308,000  $  379,500  $  451,000

    The table shows the estimated annual retirement benefits payable as straight life annuities, assuming normal retirement at age 65, to persons in specified final average compensation and years of service classifications. The plan has no offsets for Social Security. The table shows amounts prior to offsets for benefits payable from other plans. Covered compensation under the plan includes base pay, bonus, performance incentives (if any) and severance pay.

    The accrued benefit under the plan is 1.1% of final average annual compensation multiplied by years of service, plus .33% of final average annual compensation multiplied by years of service in excess of 15 years. Benefits accrued as of September 30, 1992 under a prior benefit formula serve as minimum entitlements. The ages, credited years of service and covered compensation as of December 31, 1998 for individuals named in the Summary Compensation Table are as follows:

    -      Mr. Murdock................................  (age 75)     3 years  $ 767,690
    -      Mr. Miyahira...............................  (age 66)    15 years  $ 475,000
    -      Mr. Freeman................................  (age 49)     5 years  $ 497,500
    -      Mr. Roohan.................................  (age 35)     5 years  $ 246,346

    Employees of Lana'i Company, Inc., a subsidiary of the Company, do not now accrue pension benefits under the plan. In lieu of this, such employees receive supplemental contributions to their respective 401(k) plan accounts equal to two percent (2%) of their respective annual base salary and bonus payments, subject to limitations imposed by the Internal Revenue Code as described below. Mr. Birmingham, who is an employee of Lana'i Company, Inc., will be eligible to participate in the 401(k) plan in 1999. Effective January 1, 1996, Mr. Murdock became eligible to participate in the Company's non-contributory pension and supplemental pension benefit plan(s) which, because of Mr. Murdock's age, will provide pension benefits to him in 1999 of approximately $15,500. Mr. Murdock's benefits under the Company plans are based on his service with the Company following the Distribution.

    The Internal Revenue Code places an annual maximum limit of $130,000 (at December 31, 1998) on the benefits available to an individual under pension plans. Furthermore, the Internal Revenue Code places an annual maximum limit of $160,000 (at December 31, 1998) on compensation which may be considered in determining a participant's benefit under qualified retirement programs. If an individual's benefit under the plans exceeds the $130,000 limit or compensation exceeds the $160,000 limit, the excess will be paid by the Company from an unfunded excess and supplemental benefit plan.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION COMMITTEE REPORT AND THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE, EXCEPT TO THE EXTENT THE COMPANY EXPRESSLY INCORPORATES SUCH REPORT OR GRAPH. THE REPORT AND GRAPH SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED UNDER EITHER OF SUCH ACTS.

      CORPORATE COMPENSATION AND BENEFITS COMMITTEE REPORT TO STOCKHOLDERS

COMPENSATION PHILOSOPHY

    The Company's compensation philosophy is to: a) closely relate the compensation of the Company's executive officers to measures of Company performance that contribute to increased value for the Company's stockholders; and b) provide a total pay package sufficiently competitive to attract and retain quality executives.

GOALS

    To assure that compensation policies appropriately consider the value the Company creates for stockholders, the Company's compensation philosophy for executive officers takes into account the following goals:

    - Executive officer compensation must be focused on enhancing stockholder value;

    - Compensation must reflect a competitive and performance-oriented environment that motivates executive officers to achieve a high level of individual, business unit and corporate results in the business environment in which they operate;

    - Incentive-based compensation should be related to the performance of each executive officer against financial and strategic performance goals that contribute to value creation; and

    - The Company's compensation policies must enable the Company to attract and retain top quality management.

    The Compensation Committee periodically reviews the components of compensation for the Company's executive officers on the basis of this philosophy. Further, as the situation warrants, the Company also retains the services of a qualified executive compensation consulting firm to provide recommendations to the Compensation Committee to enhance the linkage of executive officer compensation to the above goals and to obtain information as to how the Company's compensation of executive officers compares with peer companies.

EXECUTIVE COMPENSATION COMPONENTS

    The major components of compensation for executive officers are base salary, annual bonuses and stock option grants. The Company periodically evaluates the competitiveness of its executive compensation program relative to comparable publicly-traded companies.

    A group of 16 real estate development companies (the "peer group") was used to review compensation for the Company's Named Executive Officers. The peer group was identified by the Company's executive compensation consulting firm through a comparability screening process that considered such variables as total assets, revenue size, and product line diversity. Broader published surveys of real estate development and hotel operations companies, as well as the real estate industry in general, are used to evaluate the competitiveness of total compensation for other Company executives.

    The aggregate pay package for executive officers of the Company, consisting of salary, annual bonus and long-term incentives, principally in the form of stock options, generally was structured to approximate the 50th to 75th percentile of the Company's peer group based on an analysis conducted by the Company's executive compensation consultant in 1998.

    Each component of the total executive compensation package emphasizes a different aspect of the Company's compensation philosophy:

    - BASE SALARY. Base salaries for executive officers (other than the Chairman and CEO whose salary is discussed below) are initially set upon hiring by the Chairman and CEO (subject to periodic review by the Compensation Committee) based on recruiting requirements (i.e., market demand), competitive pay practices, individual experience and breadth of knowledge, internal equity considerations, and other objective and subjective factors.

      Increases to base salary are made by or upon the recommendation of the Chairman and CEO and are determined primarily on an evaluation of competitive data and the individual's performance and contribution to the Company. Salary reviews for senior executives typically occur at intervals greater than twelve months.

    - ANNUAL INCENTIVES. The Company relies to a large degree on annual incentive compensation to attract, retain and reward executive officers of outstanding abilities and to motivate them to perform to the full extent of these abilities.

      Executive officers are eligible for annual cash bonuses under an executive annual incentive plan. These annual cash bonuses are determined after evaluating business and individual results, with reference to a formulaic model and other criteria. Under the formulaic model, target bonus opportunities for executive officers other than the Chairman and CEO, range from 20% to 50% of base salary (75% in the case of the Chairman and CEO) and maximum bonus opportunities are twice those amounts. Actual bonuses depend on the Company's performance relative to performance targets set in the first quarter for the applicable year. Specific target percentages for each individual are determined on the basis of competitive bonus levels (as a percent of salary), level of responsibility, ability to influence results on a corporate or business unit level, and, on occasion, subjective factors.

      In 1998, the formula bonus opportunity for executive officers was based upon a weighted average of earnings before taxes ("EBT") at the consolidated level (in the case of the Chairman and CEO and four other persons) or upon earnings before taxes ("EBT") at the business unit level (in the case of other officers). Bonuses are payable if the specified minimum level of performance is realized and are increased to maximum levels only if substantially higher performance levels are attained. In accordance with Company policy, whether or not specified performance criteria are achieved, the Compensation Committee has the discretion to authorize bonuses above or below the formula determined amounts.

      In 1998, all business units exceeded their targeted performance levels. However, due to economic conditions and overall slow growth in one business unit, adjustments were made to one executive's 1998 bonus. Based upon 1998 results, the executive officers with these units received from 92% to 198% of their target award level, based principally on the formulaic model. The Chairman and CEO and four other persons received bonuses from 100% to 152% of their target award level, based upon a weighted average of EBT at the consolidated level.

    - LONG-TERM INCENTIVES. The only existing long-term incentive opportunity for senior executives is the Company's stock option and award plan, which was approved by the Board of Directors and stockholders prior to the separation from Dole. In contrast to bonuses that are paid for prior year accomplishments, stock option grants represent incentives tied to future stock appreciation. They are intended to provide executives and managers with a direct incentive to enhance the value of the Common Stock.

      Options are granted at the discretion of the Compensation Committee (based substantially on recommendations of the Chairman and CEO as to grants for other officers) to persons holding key management positions above a specified salary level. Management and the Compensation Committee review information on option levels of other companies provided by the compensation consultants to assure that the Company's practices are within an acceptable range of competitive pay practices.

      Options were granted at the fair market value of the Common Stock on February 5, 1998. Options vest over a three-year period, with a maximum term of ten years. The specific number of option shares in each grant was generally based on a multiple of base salary, divided by the fair market value of the stock at the date of grant. In general, the multiples for executive officers (which ranged from 106% to 301%) increased with the level of responsibility and the perceived impact of each position on the strategic direction of the Company. The Chairman's recommendations for individual option grant decisions reflected his assessment of the effect of promotions, individual performance, and other factors. An individual's outstanding stock options and current stock ownership generally were not considered in making stock option awards.

      When combined with salary and target bonuses, the 1998 grants projected total compensation at approximately the 50th to the 75th percentile of the peer group companies.

      The Compensation Committee conducts an annual review of option grant recommendations based on competitive data and other factors.

CEO COMPENSATION

    The Compensation Committee followed the same general compensation policy described above for all other executives to determine Mr. Murdock's 1998 compensation.

    Under the formula provisions of the executive annual incentive plan, Mr. Murdock was eligible for an annual bonus for 1998 of 75% to 114% of base salary if the performance of the Company met or exceeded threshold levels established at the beginning of the year. The 1998 results exceeded the applicable threshold and the Committee awarded Mr. Murdock a bonus, in accordance with the formula, of $330,000 or 75% of base salary.

    Mr. Murdock's base salary was approved by the Compensation Committee in February 1998. In connection with its 1998 bonus determinations and salary review in February 1999, the Compensation Committee reviewed survey data prepared by the Company's compensation consultant on base salary and total cash compensation for the chairman and chief executive officer positions of the Company's peer group, as well as the aggregate compensation of the top two executive officers of those companies. The compensation consultant presented its findings regarding a competitive range of base salary and bonus for the Chairman and Chief Executive Officer. As a result of this review, the Compensation Committee concluded that Mr. Murdock's current base salary of $440,000 and his total cash compensation opportunity, including salary and bonus, are slightly above median competitive levels for chairmen and chief executive officers. Following this review, the Compensation Committee did not change Mr. Murdock's salary. The Compensation Committee believes that his salary, target bonus and stock option award in 1999 will place him within the 50(th) to 75(th) percentile of the peer group companies.

    Acting on the recommendation of the Company's compensation consultant, in February 1998, the Compensation Committee approved a stock option grant for Mr. Murdock in the amount of 30,000 options. This grant, which was made at fair market value on the date of grant and vests over three years, reflects a salary multiple of 106% (which was at the 75th percentile of annual stock option grants for CEOs within the real estate development peer group used by the consultant). The Compensation Committee conducts an annual review of option grant recommendations for the CEO along with its annual review of other option grant recommendations.

    In making its compensation decisions, the Compensation Committee took into account, among other things, Mr. Murdock's leadership in certain sales transactions, in negotiating the Company's long term debt agreement and improving the operations on Lana'i through management changes and strategic marketing alliances. The Compensation Committee also took into account the fact that Mr. Murdock also serves as Chairman and Chief Executive Officer of Dole.

SECTION 162(m) CONSIDERATIONS

    The Section 162(m) Rules impose limits on the tax deductibility of compensation in excess of $1 million in any year for certain executive officers, except for "performance-based compensation." No covered executive's compensation for these purposes exceeded $1 million for 1998. Although stock option grants and performance-based bonuses are generally considered performance-based, options granted after May 21, 1997, have not been considered performance based under the Section 162(m) Rules. If the Amended and Restated 1995 Stock Option and Award Plan is approved by shareholders, the Compensation Committee plans to structure future options and other performance-based or incentive compensation awards to executive officers under the Plan to avoid limits on deductibility. Although the Compensation Committee considers the Section 162(m) Rules one of the factors it reviews with respect to compensation matters, changes in the tax laws or interpretations, other priorities, special circumstances or the uncertain application of the Section 162(m) Rules may result in or warrant exceptions.

                                          THE CORPORATE COMPENSATION AND
                                          BENEFITS COMMITTEE

                                          Lodwrick M. Cook, Chairman
                                          Edward J. Hogan, Director
                                          Dell Trailor, Director

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In the third quarter of 1998, the Company received an offer from Pleasant Holidays, a company controlled by Mr. Edward Hogan, a director of the Company and member of the Compensation Committee, to purchase from the Company for $334,541 in cash an approximately 5.4 acre parcel of undeveloped land located in the Company's Stockdale Industrial Park in Bakersfield for use in connection with its business. The Audit Committee (with Mr. Hogan excused and not present) reviewed the material terms of the proposed transaction and relevant market information concerning the value of the property and determined that the price and terms of the proposed transaction were fair to the Company and at least as favorable as those that might be obtained from other parties. Based on this determination and the Audit Committee members' recommendation to the full Board, the sale was approved by the Board (with Mr. Hogan abstaining and Mr. Birmingham not then being on the Company's Board of Directors). The sale closed in the fourth quarter of 1998.

    In 1998, Mr. Patrick Birmingham, an executive officer of the Company, served as a director of Pleasant Travel Service, one of whose executive officers, Mr. Edward Hogan, served on the Compensation Committee and as a director of the Company.

                               PERFORMANCE GRAPH

    The Company became a public company as a result of the Distribution. The following graph compares the cumulative total return to the stockholders of the Company's Common Stock from December 31, 1995 to December 31, 1998, with the cumulative total return on the Standard & Poor's 500 Index of widely held common stocks (the "S&P 500 Index") and a group of peer issuers (the "Peer Group"). The Peer Group was selected on the basis of being in the same line or lines of business as the Company. The following companies are the members of the Peer
Group: The Rouse Company; Catellus Development Corporation; Pulte Corporation; Toll Brothers, Inc.; Lennar Corporation; Forest City Enterprises, Inc.; Newhall Land & Farming Company; Kaufman & Broad Home Corporation; Avatar Holdings, Inc.; Del Webb Corporation; Standard-Pacific Corp.; Ryland Group, Inc.; Schuler Homes, Inc.; Beazer Homes USA, Inc.; Hovnanian Enterprises, Inc.; and Presley Companies.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CASTLE & COOKE, INC.   S & P 500   PEER GROUP INDEX
12/31/95                   $100         $100               $100
12/31/96                    $95         $123               $114
12/31/97                   $101         $164               $201
12/31/98                    $88         $211               $187

------------------------

Assumes $100 invested on December 31, 1995 in Castle & Cooke, Inc. Common Stock, the S&P 500 Index and an index comprised of members of the Peer Group (weighted according to each member's market capitalization). The total returns represent stock price changes plus the reinvestment of dividends.

                              CERTAIN TRANSACTIONS

    The transactions described below in which Mr. Murdock or his affiliates or Dole had an interest during 1998 were reviewed and determined to be fair and reasonable and in the Company's interest by the Audit Committee of the Board of Directors of the Company.

TRANSACTIONS WITH OR INVOLVING DOLE

    David H. Murdock is Chairman and CEO of the Company and of Dole, and as of March 15, 1999, beneficially owned approximately 20.7% of the outstanding common stock of Dole.

    In connection with the Distribution, the Company and Dole entered into various agreements to define ongoing relationships, including, without limitation, an Allocation Agreement, an Aircraft Co-Ownership Agreement and a Trademark License Agreement. In 1998, pursuant to the Allocation Agreement, the Company provided services to Dole totaling approximately $113,000, and Dole provided services to the Company totaling approximately $182,000. In 1997, the Company received a general excise tax refund of approximately $777,000 from the State of Hawaii which, pursuant to the Allocation Agreement, the Company paid to Dole in the first quarter of 1998. In addition, the Company charged Dole rent of approximately $621,000 in 1998 for Dole's use of office space in buildings owned by the Company in Bakersfield, California and Honolulu, Hawaii, and for the lease of agricultural land on Oahu, Hawaii. During 1998, the Company purchased in the ordinary course of business approximately $229,000 of products from Dole for the Company's Lana'i resorts and Oahu retail operation. In 1998, pursuant to the Trademark License Agreement, Dole charged Castle approximately $27,000. Also during 1998, Dole paid Castle approximately $156,000 for room and related hotel charges for the Lana'i hotels in connection with various meetings and functions and an incentive program run by Dole involving its sales brokers.

    In connection with the Distribution, the Company received a 50% undivided interest in a corporate aircraft that was owned by Dole. Dole retained the other 50% undivided interest in the aircraft. Under the Aircraft Co-Ownership Agreement, the Company and Dole agreed that each party would be responsible for the direct costs associated with its use of the aircraft, and that all indirect costs would be equally shared. The Company's share of the costs for 1998 was approximately $641,000 and Dole's share of the costs for 1998 was approximately $880,000. Dole generally pays the costs and the Company reimburses Dole for the Company's share on an ongoing basis.

    In connection with the Distribution, and as partial consideration for Dole's real estate and resorts business, the Company issued to Dole a $10 million Term Note, payable on December 8, 2000 which bears interest at the rate of 7% per annum, payable quarterly. Interest accrued and paid by the Company on the Term Note for 1998 was $700,000.

    In 1998, the Company sold to a third party bank (the "Bank") an approximately 10 acre parcel of undeveloped land in Westlake Village, California (the "Westlake Land") for approximately $5,249,000. The Westlake Land was part of an approximately thirty-acre parcel of land (the "Lindero Property") owned by the Company. The Bank is constructing a corporate headquarters building for Dole on the Westlake Land. The sales price for the Westlake Land was negotiated by senior officers of the Company making use of appraisals done by independent third parties.

    The Company incurred development costs of $2,668,985 related to the Westlake Land ("Headquarters Development Costs") and, prior to the sale of the Westlake Land to the Bank, Dole incurred development costs that benefited the entire Lindero Property ("Lindero Property Development Costs"). In January 1999, Dole paid Castle $2,048,442, which was the net amount of (i) rent payable to Castle of $232,631 for use of the Westlake Land in 1998 prior to its sale to the Bank, plus (ii) the Headquarters Development Costs, less (iii) $853,174, which was Castle's share of the Lindero Property Development Costs.

    In September 1998, an unrelated party (the "intermediary") retained by the Company to facilitate a tax deferred like kind property exchange, acquired an undeveloped 10 acre parcel owned by Dole and located in North Carolina (the "North Carolina Property"). Dole purchased the North Carolina Property from an unrelated party in January 1998 for approximately $2,763,000. The price paid to Dole by the intermediary (utilizing funds from the sale of the Westlake Land in order to accomplish the like kind exchange) was $3,057,000, which amount was determined by senior officers of the Company and represented the cost of the North Carolina Property to Dole, plus a return of 7%.

TRANSACTIONS WITH OTHER PERSONS OR ENTITIES

    For a description of a transaction involving a company controlled by Mr. Edward Hogan, a director of the Company who also serves as a member of the Company's Compensation Committee, see "Compensation Committee Interlocks and Insider Participation."

    In December 1998, Mr. Bruce Freeman, an executive officer of the Company, made an offer to purchase an approximately 7,500 square foot homesite lot in the Company's Seven Oaks development in Bakersfield. The price offered was the listed price of $65,000. This had been the listed price since April 1998, and the property had been on the market for approximately one year with no other offers received. Mr. Freeman proposes to purchase the lot for the construction of his residence. The Company intends to submit this proposed transaction to its Audit Committee for a determination as to its fairness, including the price, prior to closing the transaction.

    David H. Murdock, the Company's Chairman and Chief Executive Officer, owns a real estate management company, which is managed by Ms. Lynne Scott Safrit, a director and executive officer of the Company. Ms. Safrit is compensated by Castle for her services to Castle, and by the real estate management company for her services to it. The real estate management company provides certain support services to the Company which are charged to the Company, and the Company provides certain management services and office accommodations to the real estate management company which are charged to the real estate management company. Mr. Murdock also paid the Company and Dole, as co-owners of the aircraft which is the subject of the Aircraft Co-Ownership Agreement described above, a total of $250,448 representing the incremental cost to the Company and Dole for Mr. Murdock's personal use of the aircraft during 1998. This payment was shared equally by the Company and Dole.

    In 1998, the Company purchased $142,536 of construction products in the ordinary course of business directly or indirectly from companies wholly-owned by Mr. Murdock. These purchases were made at prices no less favorable than those charged to third parties.

    Mr. Wallace Miyahira, a director and executive officer of the Company, plans to retire at or around the end of June, 1999, and intends to continue to serve as a director following his retirement. The Company expects to enter into a Consulting Agreement with Mr. Miyahira that would commence following his retirement. The material terms of this Consulting Agreement are expected to include the following:

    - a term through the end of 1999, which could be extended on a month to month basis by mutual agreement of the parties;

    - compensation of $14,000 per month, for which Mr. Miyahira would be expected to provide an average of approximately 90 hours of service per month during the term;

    - reimbursement of expenses of attending Board meetings.

    Mr. Miyahira would not receive any other compensation for his services as a Non-Employee Director of the Company. Either party could terminate the Consulting Agreement upon two weeks notice.

                                   PROPOSAL 2
                     APPROVAL OF THE COMPANY'S AMENDED AND
                   RESTATED 1995 STOCK OPTION AND AWARD PLAN

    Since the Distribution, the 1995 Stock Option and Award Plan (the "1995 Plan") has provided long-term, stock-based incentives and awards ("Awards") to selected key employees (including executive officers) who are in a position to contribute to the success and growth of the Company and its subsidiaries. As of March 31, 1999, approximately 18,500 shares (plus shares which could become available if Awards outstanding on that date should fail to vest or be exercised) remain available for additional options and other Awards under the 1995 Plan.

    On February 9, 1999, the Board of Directors adopted, subject to stockholder approval, the Amended and Restated 1995 Stock Option and Award Plan (the "Restated Plan"). The purpose of the Restated Plan remains to promote the success of the Company and its stockholders by providing a means to attract and retain employees (including officers whether or not also directors) by providing them long-term incentives to improve the financial performance of the Company.

SUMMARY OF THE RESTATED PLAN

    The 1995 Plan is proposed to be amended to: increase by 1,000,000 shares the number of shares available under the Plan; change the eligibility criteria to include all employees; eliminate the six-month limitation on vesting in a Change in Control or otherwise; permit the grant of stock units; eliminate option repricing without shareholder approval; impose limits on restricted stock grants; and permit cash awards based on defined performance goals. In addition, various editorial and technical refinements have been made. The amended provisions of the Restated Plan may, in the Committee's discretion, and the additional restrictions on repricing will be applied to outstanding Awards.

    The provisions of the Restated Plan, including a description of the types of Awards that may be granted under the Restated Plan, are summarized below. All capitalized terms not otherwise defined in this summary are as defined in the Restated Plan. This summary is qualified in its entirety by reference to the complete text of the Restated Plan, which can be viewed on the SEC's website at HTTP://WWW.SEC.GOV and may be obtained from the Company without charge by calling the Corporate Secretary's Office at (310) 208-3636 or writing to the Corporate Secretary, Castle & Cooke, Inc., 10900 Wilshire Boulevard, Suite 1600, Los Angeles, CA 90024.

    ADMINISTRATION. The Restated Plan will continue to be administered by the Corporate Compensation and Benefits Committee (sometimes, the "Compensation Committee" or "Committee") consisting of two or more members of the Board of Directors, each of whom is a Disinterested Director as defined in the Restated Plan.

    GRANTS OF AWARDS. The Compensation Committee may grant one or more Awards to any officer or employee of the Company or any of its Subsidiaries. The aggregate limit on shares subject to grants of options and SARs that are granted and other share-based awards that are made in any calendar year, individually or in the aggregate, will be 300,000 shares to any individual (including no more than 250,000 options and SARs and no more than 250,000 Other Performance Based Awards). All officers and employees (approximately 1,675 persons as of December 31, 1998) and any director who becomes a consultant or advisor to the Company are eligible to participate under the Restated Plan, of which 34 persons have outstanding options.

    SHARES THAT MAY BE ISSUED UNDER THE RESTATED PLAN. As of March 15, 1999, a maximum of 2,000,000 shares of Common Stock (subject to adjustment) may be issued upon the exercise of Options or SARs, pursuant to Restricted Stock and Stock Unit Awards, or in connection with Performance Share Awards. This amount consists of the 1,000,000 shares initially authorized under the 1995 Plan and an additional 1,000,000 under the Restated Plan. As is customary in incentive plans of this nature, the number and kind of shares available under the 1995 Plan and outstanding Awards (as well as pricing and performance provisions of such Awards) are subject to adjustment in the event of a merger, sale of assets, or other reorganization, consolidation, recapitalization, stock split, stock dividend, or other similar event, or a dividend or distribution of property to the stockholders which affects the value of the Common Stock. Shares relating to Awards that are not exercised, including those that may expire or be cancelled, will again become available for grant purposes under the Restated Plan.

    The 2,000,000 maximum number of shares available under the Restated Plan represents approximately 11.7% of the Common Stock issued and outstanding on March 15, 1999. Upon receipt of stockholder approval, the Company plans to register under the Securities Act of 1933, the additional shares available under the Plan.

    STOCK OPTIONS. An Option is the right to purchase shares of Common Stock at a future date at a specified price ("Option price"). The Option price is the Fair Market Value on the date of grant or such lesser amount as may be determined by the Compensation Committee. The Compensation Committee has to date not granted any "below market" options, nor has it repriced any options. Repriced options are options amended, or contemporaneously replaced by options, with a lower exercise price than on the initial grant date.

    An Option may either be an incentive stock option ("ISO"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or a non-qualified stock option ("NQSO"). An ISO may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries unless the Option price is at least 110% of the fair market value of shares of Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. The aggregate fair market value of shares of Common Stock (determined at the time the Option is granted) for which ISOs may be first exercisable by an Option holder during any calendar year under the Restated Plan or any other plan of the Company or its subsidiaries may not exceed $100,000. A non-qualified stock option is not subject to any of these limitations.

    Options are not transferable by an Option holder other than by will or the laws of descent and distribution and are exercisable, during his or her lifetime, only by the Option holder, except as may be permitted by conditions and procedures established by the Compensation Committee under which exercise by and transfers and payments to certain related persons would be permitted, to the extent permitted by law. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in cash, in shares of Common Stock having a fair market value equal to the Option price (to the extent permitted by the Compensation Committee), or any combination of cash and shares. The Compensation Committee typically requires that any shares so used must have been owned at least six months before the exercise event.

    The Restated Plan allows the Committee to authorize acceptance of one or more promissory notes from any Eligible Person (including an officer or director) to finance or facilitate the exercise or receipt of Awards or the purchase of shares. The principal of the note must not exceed the exercise or purchase price and applicable withholding taxes. The note must be full recourse and, to the extent required by the Committee or by applicable law, secured by the stock purchased. The note(s) may include favorable (below market) terms as to interest rates or other provisions; however, the interest rate cannot be less than the interest rate necessary to avoid the imputation of interest under the Code. The term of any note under the Restated Plan may not exceed 10 years. The unpaid princial balance of the note will become due and payable no later than the 10(th) business day after termination of employment or service, with limited exception.

    Subject to early termination or acceleration provisions (which are summarized below), an Option is exercisable, in whole or in part, from the date specified in the related Award Agreement until the expiration date determined by the Compensation Committee. The maximum term of an Option is 10 years after its date of grant.

    STOCK APPRECIATION RIGHTS. In its discretion, the Compensation Committee may grant an SAR concurrently with or related to the grant of an Option or other Award or independently of another Award. An SAR typically is the right to receive, upon exercise, payment of an amount per share equal to the excess of the fair market value of the Common Stock on the date of exercise over the base or exercise price of the SAR. The terms of SARs are set by the Committee and may provide that they are exercisable only during specified circumstances in or related to a Change in Control or other extraordinary corporate transaction.

    The Compensation Committee, in its discretion, may provide for payment by the Company upon exercise of an SAR to be made solely in shares of Common Stock (valued at fair market value at date of exercise), in cash, or in a combination of Common Stock and cash. The Committee may let the participant elect cash or shares. Upon exercise of an SAR, the underlying shares are charged against the available share authority under the Restated Plan.

    RESTRICTED STOCK AND STOCK UNIT AWARDS. A Restricted Stock Award is an Award typically for a fixed number of shares of Common Stock which are subject to restrictions ("Restricted Stock"). The Committee specifies the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time, continued service, or specified performance objectives or a combination) and any other restrictions (for example, restrictions on transfer) imposed on the shares. A Restricted Stock Award typically confers voting but not necessarily any dividend rights prior to vesting. The Restated Plan was amended to limit the total number of shares of Restricted Stock that may be issued to no more than 200,000 shares, which is 10% of the total number of authorized shares under the Restated Plan. To date, no Restricted Stock Awards have been made under the 1995 Plan or the Restated Plan.

    A Stock Unit represents a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of a stock-related deferred benefit or right under the Restated Plan. A restricted or other Stock Unit typically will be payable only in the equivalent number of shares of Common Stock and can accrue dividend equivalent rights in cash or additional shares. Stock Unit Awards may be either restricted as to vesting or fully vested at the time of grant (such as when granted in lieu of cash compensation or option gains deferred). The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or payable under the Restated Plan, by and through Stock Units and dividend or other accretions thereon, or otherwise, under and in accordance with the specific terms of a non-qualified deferred compensation plan or other program sponsored by the Company. The Committee also may impose additional conditions, restrictions, or requirements on such deferrals.

    PERFORMANCE SHARE AWARDS. A Performance Share Award entitles a participant to receive payments if certain objectives set forth in the related Award Agreement are met over a performance measurement period specified in the Award Agreement, but not more than 10 years. The Compensation Committee determines the officers or employees to be granted Awards of Performance Shares, the time of such grants, the length of the performance measurement period, and the performance objectives (based upon such person's and/or the Company's performance) to be met.

    A participant may receive payment of all, part or none of his or her Performance Shares depending upon whether the performance objective established by the Compensation Committee in granting the Performance Share Award are met. Payments for Performance Shares are made as soon as practical after the end of the performance measurement period. These Awards may be paid in cash or in shares of Common Stock or in a combination of Common Stock and cash, all as determined by the Compensation Committee. If a Performance Share Award is paid in shares of Common Stock or cash, the number of shares of Common Stock subject to the Award is charged against the maximum amount of Common Stock that may be issued under the Restated Plan. The Compensation Committee may provide for full or partial credit of an Award prior to completion of the performance cycle or the attainment of the performance goal specified in the Award upon the participant's death, retirement, disability, a Change in Control Event (as defined in the Restated Plan) or such other circumstances as the Compensation Committee may determine.

    PERFORMANCE-BASED AWARDS UNDER THE 162(m) REGULATIONS: Without limiting the generalizations above, and in addition to Awards under other provisions of the Restated Plan, the Compensation Committee may grant other performance-based awards within the meaning of Section 162 (m) of the Code and applicable regulations ("Other Performance-Based Awards").

        ELIGIBLE CLASS. Only officers are eligible for Other Performance-Based Awards.

        BUSINESS AND PERFORMANCE CRITERIA. These awards must be based on the performance of the Company or its operating units pursuant to one or more of a combination of the following business criteria as defined in the Restated Plan and as set forth in Exhibit A to this Proxy Statement:

-  Total Stockholder Return        -  Cost Reduction
-  Net Income                      -  Earnings Per Share
-  Return On Average Common        -  Earnings Before Taxes
Equity                             -  Return on Average Assets
-  EBT-ROI                         -  Net Income ROI
-  Net Cash Flow                   -  Stock Appreciation
-  Funds From Operations           -  Occupancy Gains
-  EBITDA                          -  Overall Square Footage Growth
-  Entitlement Gains

        PAYMENTS. Other Performance-Based Awards are earned and payable only if performance reaches specific, preestablished performance goals approved by the Compensation Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. Performance goals, to the extent permitted by Section 162(m) of the Code, may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the goals were set, as specified in the Award Agreement.

        AWARD LIMITS. Grants of Other Performance-Based Awards in any fiscal year to any participant may relate to more than 300,000 shares or $3.75 million in respect of any one fiscal year, if payable only in cash. Before any Other Performance-Based Award is paid, the Compensation Committee must certify that the material terms of the Other Performance-Based Awards were satisfied. The Compensation Committee will have discretion to determine the restrictions or other limitations of the individual Awards.

    STOCK BONUSES. The Compensation Committee may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Compensation Committee. The number of shares so awarded shall be determined by the Compensation Committee. These stock grants may be independent of, or in lieu of, a cash bonus. When granted in lieu of awards otherwise payable in cash, the value of the shares will typically be their fair market value (discounted, if appropriate, to reflect any restrictions on the shares). (Options or other awards also may be granted in lieu of cash bonuses.) Stock bonuses may be structured as Performance Share Awards or Other Performance-Based Awards.

    DIVIDEND EQUIVALENTS. Any deferred stock-related incentive Award under the Restated Plan may include dividend equivalent credits based on dividends paid on the underlying shares and payable in cash or additional shares as the Committee may provide.

    TERMINATION OF EMPLOYMENT. Unless the Compensation Committee otherwise provides: upon termination of service, restricted or performance shares not then vested or issued, and Options or SARs not then exercisable, typically will be forfeited or terminated, as the case may be, in accordance with the terms of the related Award Agreements. In addition, the Options or SARs held by a Participant which have become exercisable generally must be exercised within three months after the termination or, in the case of death, disability or retirement, 12 months after the termination. The Compensation Committee, however, has the authority to waive these limits and extend the terms or accelerate exercisability or vesting or otherwise settle Awards in these and other circumstances.

    ADJUSTMENTS TO AND ACCELERATION OF AWARDS. In addition to those adjustments described above, the Compensation Committee may adjust Awards to provide for their assumption, conversion or settlement in a reorganization or similar context in order to prevent dilution or enlargement of rights. In addition, upon the occurrence of a Change in Control, each Option and each related SAR will immediately become exercisable, each share covered by a Restricted Stock Award will immediately vest free of restrictions, and each share covered by a Performance Share Award will be issued to the participant, unless the Compensation Committee otherwise provides. In such circumstances, the Compensation Committee also may accelerate the vesting of an Award. A Change in Control generally includes:

    - approval by the stockholders of the Company of a dissolution or liquidation, or of a merger or other reorganization resulting in the Company's stockholders holding less than 50% of the voting stock of the surviving entity

    - a sale of substantially all the assets or business of the Company, or

    - if any person (with limited exceptions for Mr. Murdock and certain related persons and entities who currently own over 20% of the common stock and for certain institutional investors) becomes the beneficial owner of Company securities representing 20% or more of the combined voting power of the Company's outstanding securities.

Acceleration of vesting or exercisability also is permitted under other circumstances, such as a termination of employment.

    TERMINATION AND AMENDMENTS. The Board of Directors retains the authority to terminate or amend the Restated Plan, and the Compensation Committee has limited authority to amend the Restated Plan, subject to approval of the stockholders only to the extent required by law. No Award may be granted under the Restated Plan after October 31, 2005, although Awards previously granted may thereafter be amended consistent with the terms of the Restated Plan. Individual Awards may be amended by the Compensation Committee in any manner consistent with the Restated Plan, provided, however, that the exercise price of awarded Options may not be reduced (i.e., no option re-pricing) unless approved by the Company's stockholders. Amendments that adversely affect the holder of an Award are subject to his or her consent.

    The Restated Plan is not exclusive and does not limit the authority of the Board of Directors or the Compensation Committee to grant other awards, in stock or cash, or to authorize other compensation, under any other plan or authority.

FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE RESTATED PLAN

    The federal income tax consequences of the Restated Plan under federal income tax laws in effect as of March 15, 1999, are summarized in the following discussion of general tax principles applicable to the Restated Plan. This summary is not intended to be exhaustive and does not describe state, local or other tax consequences.

    The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option price and the fair market value of the underlying shares at the time of exercise of an NQSO. With respect to ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income, either at the time of grant or exercise or (provided the participant holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the participant receives capital gains treatment on the difference between his or her basis and the ultimate sales price of the shares. Optionees may be permitted to defer recognition of income under other deferred compensation programs of the Company.

    The current federal income tax consequences of other awards authorized under the Restated Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as Options; unless effectively deferred through Stock Units or other deferred compensation plans, Restricted Stock is taxed at time of vesting (although employees may elect earlier taxation and convert future gains to capital gains); bonuses and Stock Units are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company typically will have a corresponding deduction at the time the participant recognizes income.

    If an Award is accelerated under the Restated Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation payments attributable to the acceleration ("parachute payments") if they exceed certain threshold limits under the Code, and certain related non-deductible excise taxes may be triggered and payable by the participant. Furthermore, if compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct that compensation that is not performance-based, to the extent that it, together with other non-performance based compensation, exceeds $1,000,000 in any tax year. Although options granted "at market" will generally be qualified performance-based compensation for tax purposes, options granted under the 1995 Plan since February 4, 1997 were not.

INFORMATION CONCERNING SPECIFIC GRANTS

    The number, amount and type of Awards to be received by or allocated to eligible persons under the Restated Plan cannot be determined at this time. The "Option Grants In the Last Fiscal Year" table in this Proxy Statement provides information concerning grants of options made in 1998 to purchase shares under the 1995 Plan to the Named Executive Officers. Although the Committee made additional annual Option Awards in February 1999, it has not yet considered any specific Awards under the additional authority that would be authorized by the amendments.

    Messrs. Murdock, Miyahira and Birmingham and Ms. Scott Safrit currently are the only directors eligible to receive Awards under the Restated Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1995 STOCK OPTION AND AWARD PLAN.

                                   PROPOSAL 3
                                  APPROVAL OF
                  INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Arthur Andersen LLP as the Company's independent public accountants and auditors for the 1999 fiscal year ending December 31, 1999, subject to stockholder approval. Arthur Andersen LLP (and its predecessors) has served as the Company's (or its predecessor, Dole Food Company, Inc.) independent public accountants and auditors since 1985.

    Services which will be provided to the Company and its subsidiaries by Arthur Andersen LLP with respect to the 1999 fiscal year include the examination of the Company's consolidated financial statements, reviews of quarterly reports, services related to filings with the SEC and consultations on various tax and other matters, such as Year 2000 compliance issues.

    A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he or she may desire.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT
                        PUBLIC ACCOUNTANTS AND AUDITORS.

                                 MISCELLANEOUS

OTHER MATTERS

    If any other matters properly come before the meeting, it is the intention of the proxy holders to vote in their discretion on such matters pursuant to the authority granted in the proxy and to the extent permitted under applicable law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of securities file reports of their ownership of a company's securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable Section 16(a) filing requirements, except for the inadvertent failure to report exempt grants of stock units to the Company's non-employee directors pursuant to the terms of the DSC Plan, as discussed under "Compensation of Directors," by each of Messrs. Carson, Cook, Hogan and Trailor of 570.190 in 1996 and 668.315 in 1997.

COST OF SOLICITING PROXIES

    The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph, facsimile and e-mail. The Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies. D. F. King & Co., Inc. will be paid approximately $5,000, plus out-of-pocket expenses, for its services. Banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's Common Stock and will be reimbursed by the Company for their expenses incurred in so doing.

FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

    Enclosed with this Proxy Statement is a copy of the Company's 1998 Annual Report. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. Stockholders may obtain without charge copies of the Company's Annual Report and Form 10-K by calling (310) 208-3636 or writing to:

    Investor Relations
    Castle & Cooke, Inc.,
    10900 Wilshire Blvd., Suite 1600
    Los Angeles, CA 90024.

PROPOSALS OF STOCKHOLDERS

    The 2000 Annual Meeting of Stockholders is presently expected to be held on or about May 14, 2000. To be considered for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting, proposals of stockholders intended to be presented at the meeting must be received by the Corporate Secretary, Castle & Cooke, Inc., 10900 Wilshire Boulevard, Los Angeles, California 90024, no later than December 2, 1999.

    A stockholder may wish to have a proposal presented at the 2000 Annual Meeting of Stockholders, but not to have such proposal included in the Company's Proxy Statement for the meeting. If notice of the proposal is not received by the Company at the address above by February 15, 1999, then the proposal will be deemed untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934, and the persons entitled to vote proxies solicited by the Board for that meeting generally will have the right to exercise discretionary voting authority with respect to the proposal.

                                          By Order of the Board of Directors,

                                                         [SIG]

                                          Roberta Wieman
                                          CORPORATE SECRETARY

March 31, 1999

                                CASTLE & COOKE, INC.

                                AMENDED AND RESTATED

                          1995 STOCK OPTION AND AWARD PLAN

                      (AS AMENDED EFFECTIVE FEBRUARY 9, 1999)

                                 TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
I.   THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

     1.1  Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.2  Administration and Authorization; Power and Procedure. . . . . . . .1
     1.3  Participation. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.4  Shares Available for Awards. . . . . . . . . . . . . . . . . . . . .2
     1.5  Grant of Awards. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     1.6  Award Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     1.7  Limitations on Exercise and Vesting of Awards. . . . . . . . . . . .4
     1.8  Acceptance of Notes to Finance Exercise. . . . . . . . . . . . . . .4
     1.9  No Transferability . . . . . . . . . . . . . . . . . . . . . . . . .5


II.  EMPLOYEE OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     2.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     2.2  Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     2.3  Limitations on Grant and Terms of Incentive Stock Options. . . . . .6
     2.4  Limits on 10% Holders. . . . . . . . . . . . . . . . . . . . . . . .7
     2.5  Waiver of Restrictions . . . . . . . . . . . . . . . . . . . . . . .7
     2.6  Options and Rights in Substitution for Stock Options Granted by
          Other Corporations . . . . . . . . . . . . . . . . . . . . . . . . .7


III. STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . .8

     3.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     3.2  Exercise of SARs . . . . . . . . . . . . . . . . . . . . . . . . . .8
     3.3  Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     3.4  Limited SARs . . . . . . . . . . . . . . . . . . . . . . . . . . . .9


IV.  RESTRICTED STOCK AND STOCK UNIT AWARDS. . . . . . . . . . . . . . . . . .9

     4.1  Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     4.2  Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     4.3  Return to the Corporation. . . . . . . . . . . . . . . . . . . . . 10


V.   PERFORMANCE AWARDS AND STOCK BONUSES. . . . . . . . . . . . . . . . . . 11

     5.1  Grants of Performance Share Awards . . . . . . . . . . . . . . . . 11
     5.2  Grants of Stock Bonuses. . . . . . . . . . . . . . . . . . . . . . 11
     5.3  Deferred Payments. . . . . . . . . . . . . . . . . . . . . . . . . 11
     5.4  Special Performance-Based Share Awards . . . . . . . . . . . . . . 12



                                      i

VI.    OTHER PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

       6.1  Rights of Eligible Employees, Participants and Beneficiaries . . 12
       6.2  Adjustments; Acceleration. . . . . . . . . . . . . . . . . . . . 13
       6.3  Termination of Employment; Termination of Subsidiary Status;
            Discretionary Provisions . . . . . . . . . . . . . . . . . . . . 14
       6.4  Compliance With Laws . . . . . . . . . . . . . . . . . . . . . . 15
       6.5  Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . . . 16
       6.6  Plan Amendment, Termination and Suspension . . . . . . . . . . . 16
       6.7  Privileges of Stock Ownership. . . . . . . . . . . . . . . . . . 17
       6.8  Effective Date of this Plan. . . . . . . . . . . . . . . . . . . 17
       6.9  Term of this Plan. . . . . . . . . . . . . . . . . . . . . . . . 17
       6.10 Governing Law/Construction/Severability. . . . . . . . . . . . . 17
       6.11 Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
       6.12 Non-Exclusivity of Plan. . . . . . . . . . . . . . . . . . . . . 18


VII.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
       7.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . 18


                              CASTLE & COOKE, INC.

                             AMENDED AND RESTATED
                        1995 STOCK OPTION AND AWARD PLAN
                    (AS AMENDED EFFECTIVE FEBRUARY 9, 1999)

I.   THE PLAN.

     1.1    PURPOSE.

            The purpose of this Plan is to promote the success of the Company and the interest of its stockholders by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees by providing them long-term incentives to improve the financial performance of the Company. "Corporation" means Castle & Cooke, Inc., a Hawaii corporation, and its successors, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

     1.2    ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

            (a) COMMITTEE. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

            (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

                   (i) to determine the particular Eligible Employees who will receive Awards;

                   (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

                   (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

                   (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                   (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

                   (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards, subject to Section 1.6; and

                   (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

            (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

            (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

            (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3    PARTICIPATION.

            Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards under this Plan.

     1.4    SHARES AVAILABLE FOR AWARDS.

            Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

            (a) NUMBER OF SHARES. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 2,000,000 shares. The maximum number of shares subject to those options and stock appreciation rights that during any calendar year are granted to any individual shall be limited to 250,000 and the maximum number of shares in the aggregate subject to all Awards that during any calendar year are granted to any individual under this Plan shall be 300,000. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

            (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. Shares subject to outstanding Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act) shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under or receive cash or shares in respect of an Award shall expire or be cancelled or terminated without having been exercised or paid in full, or any Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares of Common Stock subject thereto shall again be available for the purposes of this Plan, subject only to any applicable limitations under Section 162(m) of the Code as to Awards intended as performance-based awards thereunder. If the Corporation withholds shares of Common Stock pursuant to Section 6.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of Section 6.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under this Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. Subject only to the preceding sentence, Section 1.4(c) and Section 6.10(c), Awards payable solely in cash, and Awards that do not constitute equity securities as defined in Rule 16a-1(d), shall not reduce the number of shares available for Awards under this Plan, (2) any imputed charges to the maximum number of shares deliverable under this Plan (through reserves or otherwise) shall be reversed in the case of Awards actually paid in cash, and (3), to the extent any shares were previously reserved in respect of Awards payable in cash or shares, the number of shares not delivered shall again be available for purposes of this Plan.

            (c)    PROVISIONS FOR CERTAIN CASH AWARDS.   The number of Awards
payable solely in cash or actually paid in cash ("CASH AWARDS") shall be determined by reference to the number of shares by which the value or price of the Award is measured and shall not, together with the aggregate number of shares theretofore delivered and subject to then outstanding Awards payable in shares (or alternatively payable in cash or shares) under this Plan, exceed the aggregate or individual limits of Section 1.4(a), subject to adjustments under this Section 1.4 and Section 6.2. Cash Awards that are forfeited or for any reason are not paid in cash under this Plan may again, subject to Section 6.10(c), be the subject of and available for subsequent Awards under the Plan. If an Award under this Plan is payable in cash only and is not measured by reference to shares of Common Stock, the aggregate dollar limits of Section 5.4 shall apply. Any cash-only Award that is measured by reference to shares but not intended as a performance-based award for purposes of Section 162(m) of the Code need not be counted against the limits under Section 1.4(a), (b) or (c), if applicable.

            (d) RESTRICTED STOCK LIMIT. The maximum number of shares that may be delivered under Restricted Stock or Stock Unit Awards that are issued only for services rendered (or for services and nominal consideration), as distinguished from an Award in payment or settlement of other rights, deferred compensation or otherwise expressly in lieu of cash compensation of comparable value, shall not exceed 200,000 shares, plus any shares in respect of dividend equivalent awards or Units thereon, subject to adjustments under or contemplated by Sections 1.4 and 6.2.

     1.5    GRANT OF AWARDS.

            Subject to the express provisions of this Plan, the Committee has the authority to determine those individuals who are Eligible Employees, whether any of them will receive an Award and if so the type of Award, the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award, the other terms of the Award, and, in the case of Performance Share Awards, in addition to the matters addressed in
Section 1.2(b), the specific objectives, goals and performance criteria, including the years of service before vesting, the relevant job classification or level of responsibility or other factors that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

     1.6    AWARD PERIOD.

            Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options, SARs or other rights to acquire Common Stock not later than 10 years after the Award Date; provided, however, that any payment of cash or delivery of shares pursuant to an Award may be delayed until a future date if specifically authorized by the Committee pursuant to Article IV or otherwise, by resolution, written consent or other writing.

     1.7    LIMITATIONS ON EXERCISE AND VESTING OF AWARDS.

            (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six (6) months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

            (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2.

            (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8    ACCEPTANCE OF NOTES TO FINANCE EXERCISE.

            The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

            (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

            (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

            (c) The note shall provide for full recourse to the Employee Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

            (d) If the employment of the Employee Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause the Employee Participant to incur liability under
Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Employee Participant subsequent to such termination.

            (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

            (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9    NO TRANSFERABILITY.

            (a) LIMIT ON EXERCISE. Except as provided herein and subject to Section 6.10, Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or for the account of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Subject to Section 6.4 and 6.10, the Committee may by express written authorization permit Awards to be exercised by and/or paid to certain persons or entities related to the Participant who are transferees of the Participant without consideration, or to such other persons as the Committee deems appropriate, pursuant to such conditions and procedures as the Committee in writing may establish and set forth in or by amendment to an Award Agreement.

            (b) LIMIT ON TRANSFER. No option, right or other Award granted under this Plan including, without limitation, any undistributed performance share or share of Restricted Stock that has not vested, shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except (i) by will or the laws of descent and distribution, or (ii) pursuant to any other exception to transfer restrictions expressly permitted by the Committee AND set forth in the Award Agreement (or an amendment thereto), and (iii) in the case of Awards comprising Incentive Stock Options, as permitted by the Code. Any attempted transfer in violation of these provisions shall be void and the Corporation shall disregard any attempt at transfer, assignment or other alienation so prohibited.

            (c) DESIGNATION OF BENEFICIARY. The designation of a Beneficiary shall not constitute a transfer prohibited by the foregoing provisions.

II.  EMPLOYEE OPTIONS.

     2.1    GRANTS.

            One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.

     2.2    OPTION PRICE.

            (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

            (b) PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of
Section 1.8; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and PROVIDED FURTHER that any shares delivered which were initially acquired from the Company must have been owned by the Participant at least six (6) months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.
In addition to the payment methods described above, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.5. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

     2.3    LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

            (a) $100,000 LIMIT. To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

            (b) OPTION PERIOD. Each Option and all exercise rights thereunder shall expire no later than 10 years after the Award Date, but may be subject to early termination pursuant to Sections 6.2 and 6.3 and/or deferred payout elections, as the Committee may permit.

            (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4    LIMITS ON 10% HOLDERS.

            No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5    WAIVER OF RESTRICTIONS.

            Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may, generally or in specific cases only, for the benefit of any Eligible Employee, revise the vesting schedule, extend post-service exercise periods, or release other restrictions upon or change the number of shares subject to or the term of, an Award granted under this Article by cancellation of an outstanding Award and contemporaneous regrant, amendment, substitution, waiver or other legally valid means. Notwithstanding the foregoing, if such amendment or other action results in an exercise or purchase price which is lower than the exercise or purchase price of the original or prior Award, such action shall require shareholder approval.

     2.6 OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted to Eligible Employees under this Plan in substitution for employee stock options granted by other entities to persons who are or who become employees of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

III. STOCK APPRECIATION RIGHTS.

     3.1    GRANTS.

            In its discretion, the Committee may grant to any Eligible Employee stock appreciation rights ("SARs") concurrently with the grant of Options or other Awards or in respect of an outstanding Award, in whole or in part, or independently of any other Award, all on such terms as set forth by the Committee in the Award Agreement. Any SAR granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

     3.2    EXERCISE OF SARs.

            (a) EXERCISABILITY. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement. Unless the Award Agreement or the Committee otherwise provides, an SAR related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable and only when the Fair Market Value of the stock subject to the related Award exceeds the base price of the SAR.

            (b) EFFECT ON AVAILABLE SHARES. To the extent that a SAR is exercised, the number of shares of Common Stock subject to any related Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the SAR and the related Award of the Participant shall also be reduced by such number of shares, unless the Award Agreement otherwise provides.

            (c) PROPORTIONATE REDUCTION. If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

     3.3    PAYMENT.

            (a) AMOUNT. Unless the Committee otherwise provides, upon exercise of an SAR and surrender of an exercisable portion of any related Award (to the extent required by Section 3.2), the Participant shall be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

            (i) the difference obtained by subtracting the base price per share of Common Stock under the SAR from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR, by

            (ii) the number of shares with respect to which the SAR shall have been exercised.

     (b) FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

     3.4    LIMITED SARs.

            The Committee may grant to any Eligible Employee SARs exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period (not more than seven months) or at a specified time within a period of not more than seven months before, after or including the date of such event.

IV.  RESTRICTED STOCK AND STOCK UNIT AWARDS.

     4.1    GRANTS.

            (a) GENERAL. The Committee may, in its discretion, grant one or more Restricted Stock or Stock Unit Awards or any combination thereof to any Eligible Employee, subject to the limits of Section 1.4(d). Each Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six (6) months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend making the appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and
Section 1.7.  Upon issuance of the Restricted

Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

            (b) SPECIAL PROVISIONS FOR STOCK UNITS. Subject to such rules and procedures as the Committee may establish from time to time, the Committee may, in its discretion, authorize a Stock Unit Award or the crediting of Stock Units pursuant to the terms of this Plan and any applicable deferred compensation plan maintained by the Company, permit an Eligible Employee to irrevocably elect to defer or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Award under this Plan or any other stock option plan or deferred compensation plan of the Company. The specific terms, conditions and provisions relating to each Stock Unit grant or election, including the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and the relevant Company deferred compensation plan, in form substantially as approved by the Committee.

            (c) STOCK UNIT PAYOUTS. The Committee shall determine, among other terms of a Stock Unit grant or Award, the form of payment of Stock Units, whether in cash, Common Stock, or other consideration (including any other Award) or any combination thereof, the valuation of the Stock Units or any non-cash payment for purposes of the Award, and the applicable vesting and payout provisions of the Stock Units. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

     4.2    RESTRICTIONS.

            (a) PRE-VESTING RESTRAINTS. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award and shares subject to a Stock Unit Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares or units have lapsed and the shares or units become vested and other conditions to delivery or transfer are satisfied.

            (b) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock or Stock Unit Award shall not be entitled to dividends for any of the shares (which dividends or any right to payment of the dividend equivalent amount shall be retained in a restricted account until the shares or units have vested and shall revert to the Corporation if they fail to vest). Restricted Stock shall be entitled to vote prior to vesting.

            (c) CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Unit Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares or units which cease to be eligible for vesting.

4.3           RETURN TO THE CORPORATION.

      Unless the Committee otherwise expressly provides, Stock Units or shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest, and Restricted Stock shall be returned to the Corporation in such circumstances and in such manner and on such terms as the Committee shall therein provide.

V.   PERFORMANCE AWARDS AND STOCK BONUSES.

     5.1    GRANTS OF PERFORMANCE SHARE AWARDS.

            The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors, which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than ten years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10(c)(2), if applicable) may determine.

     5.2    GRANTS OF STOCK BONUSES.

            The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

     5.3    DEFERRED PAYMENTS.

            The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferment shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

     5.4    SPECIAL PERFORMANCE-BASED SHARE AWARDS.

            (a) GENERAL PROVISIONS. Without limiting the generality of the foregoing, and in addition to awards granted under other provisions of this Plan, performance-based awards within the meaning of Section 162(m) of the Code ("PERFORMANCE-BASED AWARDS") may be granted under this Plan, in the form of restricted stock, performance stock, stock, units, bonuses, options, or other rights, whether or not related to stock values or appreciation and payable in shares or cash or a combination thereof, the vesting of which depends on the performance of the Company on a consolidated or Business Unit basis with reference to any one or more of the business criteria set forth on Exhibit A to this Plan (the "Business Criteria"), incorporated herein by this reference, relative to preestablished performance goals.

            (b) ELIGIBLE CLASS. The eligible class of persons for Awards under this Section 5.4 shall be officers of the Company.

            (c) MAXIMUM AWARD. In no event shall grants made in any fiscal year to any eligible person under this Section 5.4 relate to more than 300,000 shares or a cash amount of more than $3.75 million payable in respect of any one fiscal year.

            (d) TIMING OF DECISIONS; ADJUSTMENTS; COMMITTEE CERTIFICATION. The applicable Business Criteria and specific performance goal or goals ("targets") must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such targets remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years. The Award terms shall specify whether and in what manner the performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set, to the extent permitted by Section 162(m) of the Code and applicable regulations and interpretations thereunder. Before any Performance-Based Award under this Section 5.4 is paid, the Committee must certify (to the extent required by Section 162(m) of the Code) that the material terms of the Performance-Based Award were satisfied.

            (e) TERMS AND CONDITIONS OF AWARDS. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.4, including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, IF the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

VI.  OTHER PROVISIONS.

     6.1    RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIESH.

            (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

            (b) NO EMPLOYMENT CONTRACT; NO PARTIAL VESTING. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall change an employee's status as an "at will" employee nor confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the person's employment. However, neither shall anything contained in this Plan or any document related hereto adversely affect any independent contractual right of such person without his or her consent. Service between specified vesting dates shall provide no basis for partial vesting or pro rata benefits unless an Award Agreement expressly otherwise provides.

            (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.2    ADJUSTMENTS; ACCELERATION.

            (a) ADJUSTMENTS. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any similar extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (e) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, reorganization, merger, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

            (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event

            (i)    each Option and SAR shall become immediately exercisable,

            (ii) Restricted Stock shall immediately vest free of restrictions, and

            (iii) the number of shares, cash or other property covered by each Performance Share or Stock Unit Award shall be issued to the Participant;

The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement or otherwise and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements.

            (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change of Control approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

     6.3 TERMINATION OF EMPLOYMENT; TERMINATION OF SUBSIDIARY STATUS; DISCRETIONARY PROVISIONS.

            (a) OPTIONS - RESIGNATION OR DISMISSAL. If the Participant's employment by the Company terminates for any reason other than Retirement, Total Disability or death, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 1.6, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

            (b) OPTIONS - RETIREMENT, DEATH OR DISABILITY. If the Participant's employment by the Company terminates as a result of Retirement, Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1.6, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option to the extent not exercisable on that date shall terminate.

            (c) CERTAIN SARS. Each SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

            (d) OTHER AWARDS. The Committee shall establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) in the event of a termination of employment and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

            (e) CHANGE IN SUBSIDIARY STATUS. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company.

            (f) STOCK UNITS. Each Award Agreement in respect of Stock Units shall include the applicable benefit distribution and termination provisions for the grant or Award and shall specify the form of payment and may incorporate (to the extent applicable) terms of this Plan, another Award and/or any other deferred compensation plan under which it is governed.

            (g) COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 6.3, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

     6.4    COMPLIANCE WITH LAWS.

            This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     6.5    TAX WITHHOLDING.

            Upon any exercise, vesting, or payment of any Award (or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code), the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

     6.6    PLAN AMENDMENT, TERMINATION AND SUSPENSION.

            (a) BOARD OR COMMITTEE AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding or payments deferred in accordance with the terms of this Plan.

            (b) SHAREHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

            (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect, in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

            (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments requiring a Participant's consent under this Section 6.6 or any other provision of this Plan or any Award Agreement.

     6.7    PRIVILEGES OF STOCK OWNERSHIP.

            Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholders for which a record date is prior to such date of delivery.

     6.8    EFFECTIVE DATE OF THIS PLAN.

            The effective date of this Plan was November 1, 1995. Amendments effective February 9, 1999 were approved by the Board, subject to shareholder approval.

     6.9    TERM OF THIS PLAN.

            No Award shall be granted under this Plan after October 31, 2005 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and shall continue in respect of Awards outstanding on the termination date.

     6.10   GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

            (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

            (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

            (c)    PLAN CONSTRUCTION.

            (1) RULE 16b-3. Transactions or events in respect of Awards hereunder, to the extent approved by the Board or Committee, are intended, in the case of Participants who are or may be Section 16 Persons, to satisfy the applicable requirements for exemption under Rule 16b-

3 to avoid liability under Section 16 of the Exchange Act. If any provision of this Plan or of any Award would frustrate or conflict with this intent, the provision to the extent possible shall be interpreted so as to avoid such conflict.

            (2) SECTION 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.4 of this Plan that are granted to or held by a Section 16 Person shall (if so designated by the Committee) qualify as performance-based compensation under
Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

            (3) BIFURCATION. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS PLAN, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of any Award Agreement (or this Plan) intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 or Section 162(m) of the Code (to the extent permitted thereby) are applicable only to persons subject to those provisions and to those Awards to those persons intended to satisfy the requirements of those rules.

     6.11   CAPTIONS.

            Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.12   NON-EXCLUSIVITY OF PLAN.

            Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VII. DEFINITIONS.

     7.1    DEFINITIONS.

            (a) "AWARD" shall mean an award of any Option, SAR, Restricted Stock, Stock Bonus, Stock Unit, Performance Share, or Performance-Based Award, or any dividend equivalent rights in respect of any thereof, or any deferred payment right or other right or security in respect of any thereof, and may include as an incident thereto any other Award, or any combination of the foregoing, whether alternative or cumulative, authorized by and granted under this Plan.

            (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

            (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date.

            (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

            (e) "BENEFICIARY" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

            (f) "BOARD" shall mean the Board of Directors of the Corporation.

            (g)    "CHANGE IN CONTROL EVENT" shall mean any of the following:

            (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

            (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

            (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

            (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding Shares of Common Stock at the time of adoption of this Plan (or an affiliate, successor, heir, descendent or related party of or to any such person), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

            (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (i)    "COMMISSION" shall mean the Securities and Exchange
Commission.

            (j) "COMMITTEE" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised of at least two Board members, at least a majority of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, should be Disinterested Directors, PROVIDED, HOWEVER, that the fact that one or more Directors acting in the matter are not Disinterested Directors shall not affect the validity of any action taken by them or the Committee.

            (k) "COMMON STOCK" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 6.2 of this Plan.

            (l) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

            (m) "CORPORATION" shall mean Castle & Cooke, Inc., a Hawaii corporation, and its successors.

            (n) "DISINTERESTED DIRECTOR" means (unless the Board otherwise determines) a member of the Board who is a Non-Employee Director as defined in Rule 16b-3 and an "outside director" as defined in regulations under
Section 162(m) of the Code, as each may be amended from time to time.

            (o) "ELIGIBLE EMPLOYEE" shall mean an officer (whether or not a director) or employee of the Company, or any Other Eligible Person, as determined by the Committee in its discretion.

            (p) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            (q) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (r) "FAIR MARKET VALUE" on any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;
(iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

            (s) "INCENTIVE STOCK OPTION" shall mean an Option which is designated and intended as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

            (t) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

            (u) "OPTION" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

            (v) "OTHER ELIGIBLE PERSON" shall mean any individual consultant or advisor, or (to the extent provided in the next sentence) agent, who renders or has rendered BONA FIDE services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing BONA FIDE services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (x) the Corporation's eligibility to use Form S-8 to register under the Securities Act the offer and sale by the Company of shares issuable under this Plan or (y) the Corporation's compliance with any other applicable laws.

            (w) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Award under this Plan.

            (x) "PERFORMANCE SHARE AWARD" shall mean an award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.4, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

            (y) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

            (z) "PLAN" shall mean this Castle & Cooke, Inc. Amended and Restated 1995 Stock Option and Award Plan, as from time to time amended.

            (aa) "RESTRICTED STOCK" shall mean shares of Common Stock awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

            (bb) "RETIREMENT" shall mean retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

            (cc) "RULE 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act effective on November 1, 1996, or any successor provision, as amended from time to time.

            (dd) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

            (ee) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

            (ff) "STOCK APPRECIATION RIGHT" or "SAR" shall mean a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.

            (gg) "STOCK BONUS" shall mean an Award of shares of Common Stock for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

            (hh) "STOCK UNIT" shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company (subject to adjustment) solely for purposes of this Plan.

            (ii) "STOCK UNIT ACCOUNT" shall mean the bookkeeping account maintained by the Company on behalf of each Participant who is credited with Stock Units in accordance with this Plan, which account may be payable in cash, stock and/or other consideration, as the Committee may determine.

            (jj) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

            (kk) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                   EXHIBIT A

                               BUSINESS CRITERIA


     Business Criteria means any one or more of: Total Stockholder Return, Earnings Per Share, Net Income, Earnings Before Taxes, Return on Average Common Equity, Return On Average Assets, EBT-ROI, Net Income, Net Income-ROI, Net Cash Flow, Stock Appreciation, Funds From Operations, Occupancy Gains, EBITDA, Overall Square Footage Growth, Entitlement Gains and Cost Reduction, determined on either a Business Unit or Company (consolidated) basis. The following provisions further define these and related terms.

     "Applicable Period" means a period of time within or coincident to a Performance Cycle with respect to which Performance Target(s) are established for any one or more of the Business Criteria.

     "Business Unit" means a region, subsidiary, division or other organizational unit of the Company, or segment of its operations for accounting purposes, which maintains or which is the subject of a separate accounting of its financial performance.

     "Company" means Castle & Cooke, Inc. and its subsidiaries on a consolidated basis, unless the context otherwise requires.

     "Cost Reduction" for any Applicable Period means a reduction in cost of goods sold, selling, marketing, and general and administrative expenses during the Applicable Period as compared to a prior Applicable Period or average of more than one Applicable Period, expressed as an absolute dollar amount or as a percentage of a specific amount.

     "Earnings Before Taxes" or "EBT" for any Applicable Period means the consolidated net income of the Company for the Applicable Period before income taxes.

     "Earnings Per Share" means per share net income of the Company, as determined on either a "basic" or "diluted" basis under FAS 128 (or its successor), as specified and established by the Committee in connection with the grant of the Award.

     "EBITDA" means earnings before interest, taxes, depreciation and amortization for the Applicable Period.

     "EBT-ROI" means EBT for the Applicable Period divided by the periodic average of the Net Investment for the Applicable Period.

     "Entitlement Gains" means obtaining entitlements (i.e., receipt of all necessary land use and zoning approvals for development from applicable governmental agencies, except for plat maps, subdivision approvals, grading and building permits and other secondary approvals) for land previously unentitled, measured in units or acres as specified by the Committee, during the Applicable Period as reflected in the Company's reports for the Applicable Period.

     "Funds From Operations" means Funds from Operations, as defined by The National Association of Real Estate Investment Trusts (or its successor) at the time of the grant of an Award, for the Applicable Period.

     "Net Cash Flow" means EBITDA plus the non-cash cost of sales, minus developmental expenditures and capital expenditures, adjusted for other cash flow items in accordance with GAAP.

     "Net Income" means net income for the Applicable Period.

     "Net Income-ROI" means the Net Income for the Applicable Period divided by the periodic average of the Net Investment for the Applicable Period.

     "Net Investment" means total assets less the sum of cash and cash equivalents (short-term investments), investments in consolidated subsidiaries, accounts payable and accrued liabilities, and minority interests and deferred credits.

     "Occupancy Gains" means increases in the occupancy level of specified property or properties (owned at both the beginning and end of the Applicable Period) during the Applicable Period, measured as a percentage of the gross leasable/occupiable area in the case of commercial properties and as a percentage of the number of rooms available in the case of hotel properties.

     "Overall Square Footage Growth" means the increase, between the beginning and end of the Applicable Period, in the total square feet of gross leasable area.

     "Performance Cycle" means the period of time not less than one fiscal year nor more than 10 fiscal years over which performance is measured for determining the amount of any payment opportunity from Awards granted under the Plan.

     "Return On Average Common Equity" means the consolidated net income to common stockholders for the Applicable Period divided by the periodic average of total common stockholders equity during the Applicable Period.

     "Return on Average Assets" means consolidated net income divided by the periodic average of total assets for the Applicable Period.

     "Stock Appreciation" means an increase in the price or value of the Common Stock of the Corporation after the date of grant of an Award and during the Applicable Period with respect to the Corporation's Common Stock on stand alone basis, or on a basis relative to the performance of a specified peer group.



     Except as otherwise expressly provided, all financial terms are used as defined or used under generally accepted accounting principles (GAAP) and, where applicable, all determinations shall be made in accordance with GAAP and as made or applied by the Company in, or in the preparation of, its periodic reports to stockholders or other financial reports, as the case may be.

                                    PROXY

                             CASTLE & COOKE, INC.

                            PROXY FOR COMMON STOCK

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David H. Murdock, Wallace S. Miyahira and Roberta Wieman, and each of them, as Proxies, each with full power of substitution and each with all powers that the undersigned would possess if personally present, to vote all of the shares of Common Stock of Castle & Cooke, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Westlake Plaza, 880 S. Westlake Boulevard, Westlake Village, California on Wednesday, May 12, 1999 at 10:00 a.m. local time, and any adjournments thereof. The undersigned instructs each of said Proxies, or their substitutes, to vote as specified by the undersigned on the reverse side and, as permitted by law, to vote in such manner as they may determine on any other matters which may properly come before the meeting as indicated in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

        Election of Directors. NOMINEES:
                               Patrick J. Birmingham, Edward M. Carson,
                               Lodwrick M. Cook, Edward J. Hogan,
                               Wallace S. Miyahira, David H. Murdock,
                               Lynne Scott Safrit and Dell Trailor

            (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)
            PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD
                       IN THE ENCLOSED PREPAID ENVELOPE.
-----------                                                         -----------
SEE REVERSE                                                         SEE REVERSE
   SIDE                                                                SIDE
-----------                                                         -----------


/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS MADE, FOR ITEMS 1, 2 AND 3 AND, AS
PERMITTED BY LAW, AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF
DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                                                                                                    FOR  AGAINST  ABSTAIN
1.  Election of Directors (see reverse).                     2. Approval of the Company's Amended   / /    / /      / /
                                                                and Restated 1995 Stock Option and
                                                                Award Plan.
              FOR     WITHHELD
              / /       / /                                  3. Approval of Arthur Andersen LLP as  / /    / /      / /
                                                                independent public accountants and
                                                                auditors for the 1999 fiscal year.
 / /
    --------------------------------------
    For all nominees except as noted above



                                                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

                                                             NOTE: Please sign exactly as your name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in full corporate name by the authorized officer.



Signature:                               Date:                      Signature:                               Date:
          ---------------------------         ----------------                --------------------------          ----------------
